UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 – December 31, 2015

Item 1. Reports to Shareholders.

DECEMBER 31, 2015

2015 Annual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, which invests primarily in small-cap securities; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Global Value Trust, which invests in both U.S. and non-U.S. small-cap stocks. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, which invest primarily in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Value Trust and Royce Micro-Cap Trust distribute capital gains on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.
Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 12 and 13. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 14 or visit our website at www.roycefunds.com.

Managed Distribution Policy

The Board of Directors of each of Royce Value Trust and Royce Micro-Cap Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Value Trust and Royce Micro-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2015 Annual Report to Stockholders

Table of Contents

Annual Review

Letter to Our Stockholders	2

Performance	5

Annual Report to Stockholders

Managers’ Discussions of Fund Performance

Royce Global Value Trust	6

Royce Micro-Cap Trust	8

Royce Value Trust	10

History Since Inception	12

Distribution Reinvestment and Cash Purchase Options	14

Schedules of Investments and Other Financial Statements

Royce Global Value Trust	15

Royce Micro-Cap Trust	29

Royce Value Trust	44

Directors and Officers	61

Notes to Performance and Other Important Information	62

Results of Stockholders Meeting	64

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Letter to Our Stockholders

ACE
PARK
RESTAUR
"THE BEST MUSICAL"
SOUVENIR
STUDIO
NOW SHOWIN
CADE

GOODBYE TO ALL THAT
It was the sort of year that, when you first look at the final equity market returns, might seem unexceptional, almost quiet. It is only when plugged into the context of the long, mostly bullish market since March 2009 that 2015’s more muted results begin to make more sense—one could even be forgiven for wondering why the losses for the major domestic stock indexes were not steeper than they were at the end of December, considering the heights to which most indexes ascended following the end of the Financial Crisis. Yet the mostly single-digit losses that marked 2015 were the first negative calendar-year returns for small-caps since 2011 (as measured by the Russell 2000 Index). For their part, large-caps, as measured by the Russell 1000 and S&P 500 Indexes, had low single-digit positive returns.
An equally important contextual piece is the larger macro situation—and few stock market cycles have been shaped as deeply as the current period has been by forces beyond the companies themselves. So while factors such as interest rates, commodity prices, technological innovation, consumer confidence, and the like always influence the movement of share prices to some extent, the fragility of the global economy in the years following the crisis has resulted in levels of central bank and other government interventions not seen since The Great Depression. These actions were almost assuredly necessary to keep the economy afloat. At the same time, however, these policies—particularly zero interest rates and quantitative easing—had significant unintended consequences. And only now, a full seven years after the tumult, is the situation in the U.S. slouching toward something resembling the Old Normal—that is, a business cycle in which access to credit is more constrained, borrowing has a cost (however low) and both financial health and profitable execution are likely to matter to investors. To be sure, the road back has proved both longer and more winding than any of us could have foreseen at almost any point over the last seven years. At this writing in January of 2016 we know the path in front of us will have its own share of formidable challenges as we embark on the latest leg of the journey.
As equity investors, we find ourselves in a curious, ambiguous place. The number of risks affecting share prices (among other things) is long and somewhat chilling: Weak commodity prices, flagging currency in China, elevated credit concerns, and geopolitical instability. By year-end, the spread between the U.S. 10-Year note and the Two-Year note—which, when it inverts, often signals recession—had narrowed to a point near the bottom of its six-year range at about 122 basis points. Still far from inverted, it is worth keeping an eye on. We also saw widening credit spreads, a growing number of defaults, and additional signs of a potential credit crunch, especially in the energy industry. Our concerns over credit only intensified in light of the market’s mild reaction to the Fed’s hike on December 16. The situation is of particular interest and concern to us as small-cap specialists. As has been the case historically, a significant deterioration in access to capital would likely have a larger negative impact on small-caps, especially those carrying excess leverage. Of course, this development could also produce an advantage for more conservatively capitalized small-cap businesses—and we own plenty across our value, core, and growth

2 | This page is not part of the 2015 Annual Report to Stockholders strategies. This is one facet of what we believe is a strong case for disciplined, contrarian, bottom-up small-cap approaches that put a premium on managing risk. More widespread success for these kinds of approaches would be a welcome departure from 2015, to which we are happy to say, “Goodbye and good riddance.”

“A WILD RIDE TO NOWHERE”
Our own Charlie Dreifus described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the year, which was distinguished by high volatility and broadly divergent sector and industry results. The market’s indecision and frustration displayed itself with 19 crossings back and forth over the flat line for the S&P 500. There were single-digit gains in 2015 for a few global and domestic indexes—and single-digit losses for several more. The important exceptions to the downward trend were the Nasdaq Composite, U.S. large-caps, and European issues—small-caps in particular. The Nasdaq Composite was the clear domestic leader in 2015, while the large-cap Russell 1000 and S&P 500 just barely escaped a volatile and bearish December to finish with modestly positive results.
Within our chosen specialty of small-cap stocks, there were strong returns within the Russell 2000 for Health Care and discrete, more growth-oriented pockets of Information Technology that were accompanied by losses for each of the index’s eight remaining equity sectors, including Energy, Materials, Industrials, and Consumer Discretionary. Along with Information Technology, those four sectors have been among our largest portfolios weightings and/or substantial overweights versus all three of our closed-end Funds’ respective benchmarks over the last few years. One can get a sense of how confounding 2015 was by noting the confluence of losses for Energy and Consumer Discretionary in the Russell 2000, which defied the historical trend of low energy prices creating widespread demand for discretionary purchases. Indeed, traditional retail stocks were a particular source of red ink for the sector, in spite of consumer confidence remaining high and select, mostly large online companies scoring significant successes. In fact, the 4.4% decline for the Russell 2000 masks just how challenging it was to find strong small-cap performers, especially outside the bio-pharma complex. The difficulty becomes clearer in the context of the small-cap index’s decline of 10.1% on an equal-weighted basis in 2015. (Similarly, the S&P 500 was also down on an equal-weighted basis, falling 2.2% for the calendar year.)
Looking within small-cap from a style perspective reveals another year in which the Russell 2000 Growth Index, which was down 1.4%, outpaced the Russell 2000 Value Index, which lost 7.5%. Yet small-cap value actually fared better than its growth sibling during the third-quarter correction, losing 10.7% versus 13.1%. Perhaps more interestingly—to us, at least—small-cap value led from the July 17, 2015 high for small-cap non-earners through year-end, falling 8.0% compared to an 11.3% decline for small-cap growth. Down and flat markets have historically favored value, as well as other valuation-focused approaches, so it was reassuring to see that pattern recur, however briefly, in 2015. The last decade, after all, has belonged to small-cap growth. The Russell 2000 Growth beat the Russell 2000

Equity Indexes As of December 31, 2015 (%)

•
The Calendar Year Was a Wild Ride To Nowhere—2015 saw single-digit losses for a number of global and domestic indexes. The important exceptions to these mostly modest equity declines came from U.S. large-caps, the Nasdaq Composite, international small-caps, and European issues (especially small-caps).

•
Longer-Term Perspective—Returns Moving Lower Toward More Historically Typical Levels—Three- and five-year returns remained higher than their long-term rolling averages but were down noticeably from where they were for the same periods through 6/30/15. Large-cap led for the three- and five-year periods ended 12/31/15, followed for both periods by the Russell Midcap, Russell Microcap, and Russell 2000. The Russell 2000 Growth outpaced the Russell 2000 Value for the three- and five-year periods ended 12/31/15.

	1-YR	3-YR	5-YR	10-YR

Russell 2000	-4.41	11.65	9.19	6.80

Russell 2000 Value	-7.47	9.06	7.67	5.57

Russell 2000 Growth	-1.38	14.28	10.67	7.95

S&P 500	1.38	15.13	12.57	7.31

Russell 1000	0.92	15.01	12.44	7.40

Nasdaq Composite	5.73	18.37	13.55	8.55

Russell Midcap	-2.44	14.18	11.44	8.00

Russell Microcap	-5.16	12.70	9.23	5.13

Russell Global ex-U.S. Small Cap	0.50	4.32	1.87	4.40

Russell Global ex-U.S. Large Cap	-5.02	2.07	1.40	3.25

Russell Europe Small Cap	9.37	10.97	6.69	5.76

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

This page is not part of the 2015 Annual Report to Stockholders | 3

LETTER TO OUR STOCKHOLDERS

Value for the third consecutive year as of the end of 2015, and finished ahead in seven of the last 10 calendar years, resulting in a historically wide margin of outperformance on a trailing 10-year basis through the end of 2015. As long-time believers in mean reversion, we suspect that leadership from value will be the more likely relative performance pattern going forward. (Certainly that has been the case through January—the Russell 2000 Value Index has thus far held up better than its growth counterpart.)

WHERE ARE WE NOW?
The question is: Where are we now? We first want to stress that while the equity and other capital markets are under pressure, not all the news is grim. Several notable bright spots are present that militate against the rising wave of recessionary anxieties: job growth in the U.S. remains steady, while real incomes, as well as expectations, have risen. Perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. The economy also received a probable boost late in December when the government passed a budget deal that increased spending and put business tax credits in place. These moves, which could add as much as 0.7% to U.S. GDP in 2016, could also help areas as diverse as technology, defense, consumer, and nonresidential construction. With so much of the global spotlight on China, it’s also worth mentioning that the U.S. economy remains by far the world’s largest—and has little dependence on that of China.
That being said, many investors are understandably anxious over the “4 Cs” of commodities, currency, credit, and China—worries that were intense even before the massive sell-off that opened 2016. As mentioned, we peg the troubled state of the credit markets as the greatest concern for small-cap investors, especially in the near term. Yet we also believe that these uncertain conditions offer fertile ground for disciplined stock pickers (though January’s ground probably felt more like quicksand for many). The driving force behind each of our distinct investment strategies—value, growth, and core—is a bottom-up approach, the result of our firm conviction that deep knowledge of companies and their industry dynamics ultimately matters more than the larger macro picture. While the last five years have not been kind to these approaches, we think the seismic shifts in the markets of late are another sign that the next five years will be different.
     In addition to the tightening credit climate, we think that the world is moving out of an intensely macro-focused phase into a more historically typical period that will feature lower equity returns. Long-term returns for the Russell 2000 have shifted from spectacular highs to levels more in line with their historical averages. We think returns for the next three-to-five years will be positive, but lower than, or close to, their long-term average. In this environment, we expect leadership to come from companies with low leverage, high returns on invested capital, and other financial and/or operational strengths, which should bode well for many of our holdings in more cyclical areas. So while there may be additional pain for many small-caps in the initial phase of a significant credit or other market-rocking event, we think financially self-supporting companies should emerge in far better condition than their more highly leveraged and/or less profitable peers. Earnings will matter. Their increasing importance should cause a shift in small-cap leadership away from unprofitable or money-losing businesses toward profitable ones. We see earnings growth, as opposed to P/E expansion, driving market returns as stocks seek to regain their balance later in 2016.
To be sure, we saw evidence of positive change during January 2016. As equity prices were falling at an alarming rate, our three closed-end portfolios held up very well. In fact, each outpaced their respective benchmarks in January. In addition, Royce Value Trust outperformed the Russell 2000 on an NAV basis for the one-year period ended January 31, 2016. While not wanting to make too much of a short-term period, these developments bolster our optimism for better times ahead.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 31, 2016

4 | This page is not part of the 2015 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns
As of December 31, 2015 (%)
								SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	INCEPTION	DATE

Royce Global Value Trust	-3.44	N/A	N/A	N/A	N/A	N/A	N/A	-3.21	10/17/13

Royce Micro-Cap Trust	-11.72	9.73	7.43	6.12	9.30	10.01	N/A	10.33	12/14/93

Royce Value Trust	-8.09	7.51	5.22	5.19	7.57	9.30	11.12	10.03	11/26/86

INDEX

Russell 2000 Index	-4.41	11.65	9.19	6.80	7.28	8.03	10.50	N/A	N/A

Russell Microcap Index	-5.16	12.70	9.23	5.13	7.99	N/A	N/A	N/A	N/A

Russell Global Small Cap Index	-1.78	6.91	4.35	5.10	7.65	N/A	N/A	N/A	N/A

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12, as well as 12/31/14, for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2015 Annual Report to Stockholders | 5

MANAGER’S DISCUSSION
Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE
Royce Global Value Trust (NYSE: RGT) fell 3.4% on an NAV (net asset value) basis and lost 6.1% on a market price basis in 2015, lagging its unleveraged benchmark, the Russell Global Small Cap Index, which declined 1.8% for the same period. The Fund struggled on a relative basis through much of the year. For the year-to-date period ended June 30, 2015, RGT gained 5.6% on an NAV basis and 3.4% on a market price basis versus a gain of 6.4% for the Russell Global Small Cap for the same period. Stocks then suffered a sweeping correction in the third quarter, with many global and domestic indexes enduring double-digit losses. The Fund underperformed in the third quarter, down 12.4% on an NAV basis and 15.6% on a market price basis versus a decline of 11.6% for the Russell Global Small Cap Index. During the fourth quarter, RGT participated fully when stocks first rebounded in October, slipped behind its benchmark in November, and held its value better when markets turned down again in December. For the fourth quarter as a whole, the Fund increased 4.3% based on NAV and advanced 7.7% based on market price while the Russell Global Small Cap rose 4.4%.

WHAT WORKED... AND WHAT DIDN’T
In many cases, the most important factor for our holdings was what did not happen—economies across the globe failed to accelerate with the kind of speed that would drive investors toward the more cyclical areas where we have been most actively investing. This effect was particularly noticeable for holdings in Materials, Information Technology, and Energy—three economically sensitive sectors that also posted the most significant net losses in 2015. A certain pace of growth must be present to key more robust performance for many cyclical businesses, and we simply did not see enough of it in 2015. Against this backdrop, we continued to focus on companies that in our analyses showed a combination of attractive valuation, balance sheet strength, and/or promising growth prospects.
     Net losses for the Information Technology sector were spread across a number of positions and industry groups. The largest net losses for the latter came from software, electronic equipment, instruments & components, and semiconductors & semiconductor equipment companies. However, the portfolio’s most significant detractor at the industry level was the metals & mining group. On the positive side, Health Care made a notable positive contribution, driven by strong net gains in the health care equipment & supplies group.
     At the position level, New World Department Store China posted the largest net losses, its sales slowed by the decelerating economy on the mainland. We held a small position at year-end. Dundee Corporation is a holding company based in Toronto that is involved in investment advisory, corporate finance, energy, resources, agriculture, real estate, and infrastructure. The company also holds investment portfolios in these areas. Its stock was hurt by significant exposure to the weakened commodity markets in 2015. Liking its long-term prospects, we built our stake in 2015. We acted similarly, though on a larger scale, with top-10 holding Genworth MI Canada. Shares of this residential mortgage insurer often move with energy prices, and ongoing concerns about mortgage losses in the energy-dominated western Canada continued to push its price down. True to our contrarian nature, we suspect the bulk of those losses have already been priced in.
      RGT’s top contributor was Japan’s Relo Holdings, which provides corporate fringe benefit outsourcing services, including maintenance and management services for expatriates’ homes. We like its niche business, history of raising dividends, and steady company growth throughout 2015. We took gains at various times through the year. Italy’s De’Longhi owns a collection of consumer brands in the domestic appliance market, such as coffee makers, food processors, electric ovens, kettles, toasters, and more. Growing revenues and expanding margins, driven in part by the increasing popularity of its home espresso machines, helped draw investors to its shares. We held a good-sized position at year-end.
On a relative basis, the Fund was hurt most by Information Technology, mostly by ineffective stock selection in the software and semiconductors & semiconductor equipment industries. Conversely, stock selection was a strength both in Industrials and Health Care versus the Russell Global Small Cap.

Top Contributors to Performance For 2015(%)[1]

Relo Holdings	0.70

De’Longhi	0.58

Santen Pharmaceutical	0.45

Value Partners Group	0.41

VZ Holding	0.38

[1] Includes dividends

Top Detractors from Performance For 2015(%)[2]

New World Department Store China	-0.68

Dundee Corporation Cl. A	-0.55

Genworth MI Canada	-0.47

Stallergenes	-0.40

Coronation Fund Managers	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

6 | 2015 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	-8.58	-3.44	-3.21

[1]Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment1
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	-6.1%	N/A	N/A	N/A	N/A	-14.3%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

Santen Pharmaceutical	1.8

Consort Medical	1.7

Virbac	1.7

Mayr-Melnhof Karton	1.7

Clarkson	1.7

Genworth MI Canada	1.6

VZ Holding	1.6

Spirax-Sarco Engineering	1.5

Shimano	1.5

Relo Holdings	1.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.3

Financials	23.4

Information Technology	16.7

Consumer Discretionary	14.8

Health Care	12.4

Materials	10.4

Energy	2.7

Consumer Staples	2.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-7.0

Calendar Year Total Returns (%)

YEAR	RGT

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	15.2

Japan	15.0

United States	12.7

Canada	8.5

France	8.1

Switzerland	7.1

Hong Kong	5.7

Germany	5.7

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$91 million

Number of Holdings	272

Turnover Rate	65%

Net Asset Value	$8.81

Market Price	$7.45

Net Leverage[1]	7%

Average Market Capitalization[2]	$1,367 million

Weighted Average P/E Ratio[3,4]	18.7x

Weighted Average P/B Ratio[3]	2.3x

Active Share[5]	97%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/15).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 10, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

2015 Annual Report to Stockholders | 7

MANAGER’S DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce

FUND PERFORMANCE
Royce Micro-Cap Trust (NYSE: RMT) was down 11.7% on an NAV (net asset value) basis and fell 16.1% on a market price basis in 2015. These results trailed those for each of its unleveraged benchmarks, the small-cap Russell 2000 Index, which lost 4.4%, and the Russell Microcap Index, which declined 5.2% for the same period. The Fund struggled versus its benchmarks throughout the year. For the year-to-date period ended June 30, 2015, RMT was down 0.5% on an NAV basis and fell 4.2% based on its market price while the Russell 2000 Index gained 4.8% and the Russell Microcap Index increased 6.0% for the same period. During the widespread correction in the third quarter, the Fund lost 13.8% on an NAV basis and lost 14.0% on a market price basis, compared to declines of 11.9% for the Russell 2000 and 13.8% for the Russell Microcap. Stock prices then revived somewhat in the fourth quarter, when RMT increased 2.9% on an NAV basis and 1.8% on a market price basis versus respective gains of 3.6% and 3.7% for the Russell 2000 and Microcap Indexes.
For a sense of how challenging the year was for small and micro-cap stocks (and the active managers who pick them), consider that the Russell 2000 lost 10.1% on an equal-weighted basis in 2015. This shows just how hard it was to find stocks that grew appreciably by year-end, especially in the more economically sensitive, cyclical areas of the market that have been our primary focus over the last few years. In this climate, we continued to focus on companies that in our analyses showed a combination of attractive valuation, balance sheet strength, and/or promising growth prospects. The Fund outperformed the Russell 2000 on an NAV basis for the 15-, 20-year, and since inception (12/14/93) periods ended December 31, 2015 while also beating the Russell Microcap on an NAV basis for the 10- and 15-year periods ended December 31, 2015. (Returns for the Russell Microcap only go back to 2000.) RMT’s average annual NAV total return since inception was 10.3%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s 10 sectors were in the red at year-end (versus eight of 10 in negative territory for the Russell 2000). Financials detracted most by a wide margin, hampered mostly by net losses in the capital markets industry. This group includes asset managers, a business we believe we know well and in which we have many years of investment experience. So while we were disappointed in overall results for the group in 2015, we nonetheless think highly of both the recovery potential and long-term prospects for our holdings in the industry. Two of RMT’s five biggest detractors came from that group. Dundee Corporation is a holding company based in Toronto that is involved in investment advisory, corporate finance, energy, resources, agriculture, real estate, and infrastructure. The company also holds investment portfolios in these areas. Its stock was hurt by significant exposure to the weakened commodity markets in 2015. Based in Greenwich, CT., Fifth Street Asset Management is a credit-focused asset manager that also specializes in providing credit solutions to small- and mid-sized businesses. The volatile market of the second half challenged its business and slowed revenues. We built positions in both companies through much of the year.
Industrials was also a sore spot in 2015, with net losses coming from several industry groups. It is a large and highly diverse sector—home to RMT’s two biggest contributors—Frontier Services Group and Integrated Electrical Services, and its second-largest detractor, Universal Truckload Services. Frontier Services Group is a Hong Kong-based company with a base of operations in Nairobi that provides logistical services in Africa and benefited in part from the investor perception that asset growth can help fund FSG’s plan to expand its logistics network.
The largest detractor to relative performance versus the Russell 2000 on a sector basis in 2015 was Financials. Several developments negatively impacted results, including an underweight in banks, an overweight and poor stock selection in capital markets, and ineffective stock picking in the consumer finance and diversified financial services industries. Information Technology, where we were hurt by stock selection misses in the Internet software & services industry, also detracted from calendar-year results relative to the small-cap index. We received a relative advantage from our underweight in Energy as well as modest stock selection success in Health Care and Industrials.

Top Contributors to Performance For 2015 (%)[1]

Frontier Services Group	0.59

Integrated Electrical Services	0.54

Diamond Hill Investment Group	0.34

Envivio	0.32

Hackett Group (The)	0.28

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Dundee Corporation Cl. A	-0.43

Universal Truckload Services	-0.41

Fifth Street Asset Management Cl. A	-0.39

Qumu Corporation	-0.38

LeapFrog Enterprises Cl. A	-0.35

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and believe that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

8 | 2015 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	-11.26	-11.72	9.73	7.43	6.12	9.30	10.01	10.33

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	-16.1%	39.9%	41.1%	277.1%	533.4%	616.8%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

Integrated Electrical Services	2.0

SurModics	1.8

Seneca Foods	1.3

Atrion Corporation	1.2

Zealand Pharma	1.1

Newport Corporation	1.0

Orbotech	0.9

Care.com	0.9

Cross Country Healthcare	0.9

FRP Holdings	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	26.2

Financials	18.6

Industrials	16.1

Health Care	16.1

Consumer Discretionary	15.1

Materials	5.6

Consumer Staples	3.0

Energy	2.7

Utilities	0.3

Telecommunication Services	0.1

Miscellaneous	4.9

Preferred Stock	0.4

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-9.1

Calendar Year Total Returns (%)

YEAR	RMT

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

2002	-13.8

2001	23.4

Portfolio Diagnostics

Fund Net Assets	$312 million

Number of Holdings	358

Turnover Rate	39%

Net Asset Value	$8.59

Market Price	$7.26

Net Leverage[1]	9%

Average Market Capitalization[2]	$306 million

Weighted Average P/E Ratio[3,4]	17.3x

Weighted Average P/B Ratio[3]	1.6x

Active Share[5]	95%

U.S. Investments (% of Net Assets)	92.6%

Non-U.S. Investments (% of Net Assets)	16.5%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 12/31/15).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 8, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

2015 Annual Report to Stockholders | 9

MANAGER’S DISCUSSION
Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
Royce Value Trust (NYSE: RVT) fell 8.1% on an NAV (net asset value) basis and 9.6% on a market price basis in 2015, behind both of its unleveraged small-cap benchmarks. For the same period, the Russell 2000 was down 4.4% while the S&P SmallCap 600 slid 2.0%. For the year-to-date period ended June 30, 2015, RVT gained 1.7% on an NAV basis and 0.3% based on its market price versus respective gains of 4.8% and 4.2% for the Russell 2000 and S&P SmallCap 600. The third quarter saw a significant correction for equities. In this challenging environment, the Fund was down 12.4% on an NAV basis and 14.6% on a market price basis. For the same period, the Russell 2000 fell 11.9% and the S&P SmallCap 600 was down 9.3%. Stocks then rallied in the fourth quarter through most of October and November. For the quarter as a whole, RVT advanced 3.2% based on NAV and 5.6% based on market price while the Russell 2000 increased 3.6% and the S&P SmallCap 600 rose 3.7%.
For a sense of how challenging the year was for small-cap stocks (and the active managers who pick them), consider that the Russell 2000 lost 10.1% on an equal-weighted basis in 2015. This shows just how hard it was to find stocks that grew appreciably by year-end, especially in the more economically sensitive, cyclical areas of the market that have been our primary focus over the last few years. In this climate, we continued to focus on companies that in our analyses showed a combination of attractive valuation, balance sheet strength, and/or promising growth prospects. On an NAV and market price basis, the Fund outperformed the Russell 2000 for the 15-, 20-, 25-year, and since inception (11/26/86) periods ended December 31, 2015 while trailing the S&P SmallCap 600. RVT’s average annual NAV total return for the since inception period was 10.0%.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors finished the year in negative territory, which compares favorably to the eight of 10 detracting sectors in the Russell 2000. Industrials, where we were substantially overweight at the end of 2015, detracted most on an absolute basis. It also hurt relative performance, but our disadvantage resulted from greater exposure to the sector—stock selection was a net positive versus the benchmark. On an industry level, the sector’s largest net losses in Industrials came from machinery stocks, which was also a significant overweight. Long-time holding Kennametal makes tools and tooling systems, focusing on the metalworking, mining, oil, and energy industries, all of which faced sluggish industry conditions in 2015.
The Financials, Energy, Information Technology, Consumer Discretionary, and Materials sectors also posted notable net losses. At the industry level, significant detractors other than machinery included electronic equipment, instruments & components, energy equipment & services, and capital markets. Slumping commodity prices and slowing industrial activity on a near-global scale were major factors behind poor performance for these areas. Modest net gains came from Health Care and Consumer Staples.

  At the position level, RVT’s biggest detractor was Dundee Corporation, a holding company based in Toronto that is involved in investment advisory, corporate finance, energy, resources, agriculture, real estate, and infrastructure. The Company also holds investment portfolios in these areas. Its stock was hurt by its large exposure to the commodity markets. Confident in its long-term potential, we added shares in 2015. We did the same with our position in Tejon Ranch. Based in Lebec, CA., Tejon is a diversified real estate development and agribusiness company that is also one of the largest private landowners in the Golden State. Reduced revenues in its commodity-based farming and mineral resources businesses, as well as increased expenses across several business units, drove investors away from its shares.
The largest detractor to relative performance on a sector basis in 2015 was Information Technology, where poor stock selection in the electronic equipment, instruments & components and semiconductors & semiconductor equipment industries hurt most. The combination of an underweight in banks, an overweight in capital markets, and poor stock selection in insurance all hampered relative results in Financials. Health Care’s modest net gain in the portfolio was mitigated by our significant underweight in the sector (particularly in biotech)—it detracted from results relative to the Russell 2000. We were pleased, however, with our stock-picking strength in Materials and Consumer Discretionary—two highly challenged sectors in which we sought to high-grade positions in 2015.

Top Contributors to Performance For 2015 (%)[1]

Hackett Group (The)	0.59

American Woodmark	0.35

On Assignment	0.30

MarketAxess Holdings	0.30

John Bean Technologies	0.24

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Dundee Corporation Cl. A	-0.37

Tejon Ranch	-0.28

Kennametal	-0.25

Greenlight Capital Re Cl. A	-0.25

UTi Worldwide	-0.25

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and believe that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

10 | 2015 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	-9.62	-8.09	7.51	5.22	5.19	7.57	9.30	11.12	10.03

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 12/31/15[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	-9.6%	28.8%	35.3%	198.7%	489.3%	1221.7%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

HEICO Corporation	1.1

Nautilus	1.0

Hackett Group (The)	1.0

Ash Grove Cement Cl. B	1.0

SEI Investments	1.0

On Assignment	1.0

Woodward	1.0

Coherent	1.0

MarketAxess Holdings	0.9

Reliance Steel & Aluminum	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.1

Information Technology	20.7

Financials	19.3

Consumer Discretionary	12.6

Materials	7.6

Health Care	5.2

Energy	3.7

Consumer Staples	2.4

Telecommunication Services	0.5

Utilities	0.1

Miscellaneous	5.0

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-5.2

Calendar Year Total Returns (%)

YEAR	RVT

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

2002	-15.6

2001	15.2

Portfolio Diagnostics

Fund Net Assets	$1,072 million

Number of Holdings	493

Turnover Rate	35%

Net Asset Value	$13.56

Market Price	$11.77

Net Leverage[1]	5%

Average Market Capitalization[2]	$1,166 million

Weighted Average P/E Ratio[3,4]	18.1x

Weighted Average P/B Ratio[3]	1.8x

Active Share[5]	90%

U.S. Investments (% of Net Assets)	86.7%

Non-U.S. Investments (% of Net Assets)	18.5%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/15).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 6, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2015.

2015 Annual Report to Stockholders | 11

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14

12/31/15		$8,975		1,033	$9,101	$7,696

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256

12/31/15		$8,900		8,846	$75,987	$64,222

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

12 | 2015 Annual Report to Stockholders

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565

12/31/15		$21,922		17,093	$231,781	$201,185

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2015 Annual Report to Stockholders | 13

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2015.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2015. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

14 | 2015 Annual Report to Stockholders

Royce Global Value Trust	December 31, 2015

Schedule of Investments
Common Stocks – 107.0%
	SHARES	VALUE

AUSTRALIA – 1.3%
ALS	10,785	$29,422
†Austal	78,100	88,894
†Genworth Mortgage Insurance Australia	215,900	430,388
Imdex [1]	473,700	68,611
Medusa Mining [1]	82,600	21,727
†Platinum Asset Management	37,000	216,069
TFS Corporation	143,945	165,231
Webjet	35,600	142,154

Total (Cost $1,328,337)		1,162,496

AUSTRIA – 2.2%
Mayr-Melnhof Karton	12,309	1,531,756
Semperit AG Holding	11,000	369,268
†UBM Development	2,200	86,945

Total (Cost $1,992,208)		1,987,969

BELGIUM – 0.6%
BHF Kleinwort Benson Group [1]	55,000	341,510
Van de Velde	3,436	234,236

Total (Cost $439,862)		575,746

BRAZIL – 2.2%
Brasil Brokers Participacoes [1]	205,000	67,637
CETIP - Mercados Organizados	113,000	1,067,176
T4F Entretenimento [1]	184,500	144,445
TOTVS	98,000	764,196

Total (Cost $3,191,202)		2,043,454

CANADA – 8.5%
Agnico Eagle Mines [2]	20,000	525,600
AirBoss of America	7,600	95,954
†Altus Group	13,000	182,171
†Cameco Corporation [2]	24,500	302,085
Canyon Services Group	24,200	71,182
†Chorus Aviation Cl. A	17,100	69,206
†Cogeco Cable	1,500	66,962
Computer Modelling Group	108,000	700,903
†Dream Global Real Estate Investment Trust	12,300	76,981
†Dundee Corporation Cl. A [1]	120,000	395,461
†Exco Technologies	5,000	61,140
FLYHT Aerospace Solutions [1]	140,000	23,271
Franco-Nevada Corporation [2]	10,200	466,650
†Genworth MI Canada	75,000	1,441,787
†Gluskin Sheff + Associates	28,200	424,518
†goeasy	8,300	113,670
†Intertape Polymer Group	8,400	113,461
Magellan Aerospace	27,400	318,812
Major Drilling Group International	110,500	349,780
†Morguard Real Estate Investment Trust	7,700	75,792
†Morneau Shepell	11,600	121,391
Pan American Silver [2]	63,700	414,050
†RDM Corporation	30,400	86,342
†Richelieu Hardware	2,100	102,989
†Richmont Mines [1]	23,700	76,077
†Solium Capital [1]	28,900	146,202
Sprott	280,600	482,639
†TMX Group	14,000	362,116
Total Energy Services	7,100	69,579

Total (Cost $11,695,157)		7,736,771

CHINA – 1.9%
†China Lilang	93,400	68,895
Daphne International Holdings [1]	1,383,000	230,408
Daqo New Energy ADR [1,2]	6,400	106,560
Noah Holdings ADR [1,2]	16,700	466,431
Pacific Online	593,100	178,369
†TravelSky Technology	345,000	566,159
Xtep International Holdings	157,700	83,795

Total (Cost $2,358,843)		1,700,617

CYPRUS – 0.2%
Globaltrans Investment GDR [1]	42,000	191,455

Total (Cost $212,014)		191,455

DENMARK – 2.5%
Chr. Hansen Holding	11,500	719,302
†Coloplast Cl. B	4,500	363,225
†Columbus	77,700	75,628
SimCorp	8,000	451,173
Zealand Pharma [1]	32,400	710,069

Total (Cost $1,687,221)		2,319,397

FINLAND – 2.0%
BasWare	1,600	64,725
Nokian Renkaat	30,500	1,083,366
†Powerflute	52,900	69,396
Vaisala Cl. A	24,498	636,736

Total (Cost $1,988,602)		1,854,223

FRANCE – 8.1%
aufeminin [1]	2,100	55,839
†Cegedim [1]	2,500	86,947
†Chargeurs	7,700	75,231
†Gaztransport Et Technigaz	26,000	1,099,578
†HighCo	9,700	101,591
Lectra	6,100	80,193
Manutan International	8,100	431,362
Neurones	25,950	491,179
Nexity	16,500	731,107
Prodware	7,700	66,264
Rothschild & Co	33,000	842,212
†Thermador Groupe	7,100	670,428
Vetoquinol	24,700	1,057,652
Virbac	6,600	1,572,848

Total (Cost $7,443,064)		7,362,431

GERMANY – 5.7%
†ADLER Real Estate [1]	17,200	265,266
†Allgeier SE	4,300	79,145
†Balda	27,200	67,782
†Bertrandt	7,000	840,134
†Carl Zeiss Meditec	17,500	542,106
†CompuGroup Medical	10,000	366,783
†Fielmann	7,000	514,747
KUKA	8,000	719,692
†KWS Saat	1,800	539,953
†Leifheit	1,400	75,282

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 15

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

GERMANY (continued)
LPKF Laser & Electronics	15,500	$120,524
†msg life [1]	40,700	80,131
mutares	8,300	158,763
†SQS Software Quality Systems	7,900	69,299
†STRATEC Biomedical	8,000	528,414
Tomorrow Focus [1]	29,000	111,787
†VIB Vermoegen	4,700	87,007
XING	300	55,298

Total (Cost $4,783,019)		5,222,113

GREECE – 0.3%
†Aegean Marine Petroleum Network	5,000	41,800
Hellenic Exchanges - Athens Stock Exchange	28,000	161,112
StealthGas [1,2]	17,000	58,310

Total (Cost $333,095)		261,222

HONG KONG – 5.7%
Anxin-China Holdings [1,3]	2,500,000	18,710
China Metal International Holdings	430,000	131,772
First Pacific	180,000	119,229
Great Eagle Holdings	250,000	814,508
I.T	438,500	116,073
Le Saunda Holdings	295,460	67,858
Luk Fook Holdings (International)	120,100	253,947
Midland Holdings [1]	1,400,000	563,986
New World Department Store China	2,159,700	328,448
Oriental Watch Holdings	2,223,000	326,453
Pico Far East Holdings	1,053,300	285,419
†Samson Holding	589,100	72,754
Television Broadcasts	81,000	332,874
Texwinca Holdings	302,000	314,916
Tse Sui Luen Jewellery (International)	142,400	42,260
Value Partners Group	1,080,000	1,247,692
†VST Holdings	366,600	99,038
YGM Trading	169,400	106,684

Total (Cost $6,663,603)		5,242,621

INDIA – 2.2%
†Bajaj Finance	11,000	999,940
†Kewal Kiran Clothing	6,500	215,660
†Motherson Sumi Systems	120,000	529,253
†Videocon d2h ADR [1]	27,400	243,312

Total (Cost $1,913,481)		1,988,165

INDONESIA – 0.1%
Supra Boga Lestari [1]	3,945,000	95,836

Total (Cost $198,065)		95,836

IRELAND – 0.6%
†Ardmore Shipping [2]	14,100	179,352
†Keywords Studios	75,000	225,511
†Trinity Biotech ADR Cl. A	10,000	117,600

Total (Cost $521,325)		522,463

ISRAEL – 0.2%
†Nova Measuring Instruments [1,2,4]	16,600	162,680

Total (Cost $181,238)		162,680

ITALY – 2.8%
†Azimut Holding	20,000	493,744
†Banca Sistema [1]	29,800	125,286
De’Longhi	25,000	748,348
†DiaSorin	14,000	732,100
†Recordati	16,800	438,534

Total (Cost $2,087,759)		2,538,012

JAPAN – 15.0%
†CRE	9,400	178,708
†Daifuku	4,400	74,917
†Descente	6,100	77,397
EPS Holdings	10,700	117,605
FamilyMart	8,200	381,014
Freund Corporation	9,500	111,243
GCA Savvian	9,900	101,193
†Horiba	17,500	675,532
Itoki Corporation	19,400	138,218
†Leopalace21 Corporation [1]	29,400	158,855
†Meitec Corporation	33,700	1,152,671
Milbon	3,100	126,525
MISUMI Group	81,800	1,126,465
†Nihon Kohden	18,500	445,803
Nishikawa Rubber	8,200	132,273
Nitto Kohki	6,300	134,489
†Outsourcing	3,200	84,102
†Pasona Group	9,700	69,238
†Poletowin Pitcrew Holdings	9,000	85,117
†Pressance Corporation	4,800	159,061
Relo Holdings	10,600	1,271,789
Santen Pharmaceutical	102,000	1,677,435
Shimano	9,100	1,393,770
SPARX Group	54,200	127,748
Sun Frontier Fudousan	14,700	107,706
†Takara Leben	13,000	72,098
†Tenpos Busters	3,900	64,511
†TOTO	20,700	725,771
Trancom	19,600	1,086,106
†Trend Micro	20,000	811,305
†USS	45,000	677,055
Zuiko Corporation	4,400	171,453

Total (Cost $11,367,976)		13,717,173

MALAYSIA – 0.3%
CB Industrial Product Holding	141,000	67,289
Media Prima	199,500	59,091
†Scientex	57,800	131,093

Total (Cost $280,444)		257,473

MEXICO – 0.8%
Bolsa Mexicana de Valores	250,000	332,037
†Consorcio ARA SAB de CV	393,300	136,923
Fresnillo	15,000	156,997
†Grupo SIMEC Ser. B [1]	33,100	73,423

Total (Cost $860,344)		699,380

NETHERLANDS – 0.1%
†Lucas Bols Holding	2,700	65,362

Total (Cost $58,086)		65,362

16 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Schedule of Investments (continued)

	SHARES	VALUE

NEW ZEALAND – 0.8%
†Fisher & Paykel Healthcare	75,000	$455,262
Trade Me Group	83,000	235,654

Total (Cost $678,639)		690,916

NORWAY – 1.0%
Ekornes	45,000	502,519
†Kongsberg Automotive [1]	134,500	94,353
†Medistim	13,000	78,588
TGS-NOPEC Geophysical	15,000	237,273

Total (Cost $1,241,734)		912,733

PHILIPPINES – 0.8%
Universal Robina	195,000	769,549

Total (Cost $565,195)		769,549

POLAND – 0.3%
†Warsaw Stock Exchange	33,000	302,208

Total (Cost $459,764)		302,208

SINGAPORE – 1.0%
†ARA Asset Management	255,000	211,104
†Asian Pay Television Trust	202,600	91,267
Parkson Retail Asia	274,300	51,265
†XP Power	20,100	430,696
†Yoma Strategic Holdings [1]	323,400	104,991

Total (Cost $1,084,408)		889,323

SOUTH AFRICA – 1.6%
Cashbuild	17,500	339,027
Coronation Fund Managers	59,000	201,502
JSE	15,000	123,850
Metrofile Holdings	314,100	94,261
†Net 1 UEPS Technologies [1]	10,500	141,855
PSG Group	36,500	526,431

Total (Cost $1,407,649)		1,426,926

SOUTH KOREA – 0.3%
Eugene Technology	12,336	135,585
Huvis Corporation	3,900	25,693
†ISC	1,809	43,563
Koh Young Technology	3,000	97,653

Total (Cost $370,666)		302,494

SPAIN – 0.2%
Atento [1,2]	21,500	209,410

Total (Cost $304,802)		209,410

SWEDEN – 0.8%
†Addtech Cl. B	27,000	458,577
†Dustin Group [1]	15,100	116,380
†Hoist Finance [1]	7,900	82,448
†Proact IT Group	4,700	77,159

Total (Cost $633,741)		734,564

SWITZERLAND – 7.1%
†Belimo Holding	300	733,137
†Burckhardt Compression Holding	2,075	636,333
†Burkhalter Holding	4,500	487,400
†dorma+kaba Holding	800	542,796
Forbo Holding	675	791,156
†Inficon Holding	1,700	542,270
†LEM Holding	1,000	752,239
†Partners Group Holding	1,600	574,457
†VZ Holding	4,850	1,428,192

Total (Cost $6,053,580)		6,487,980

TAIWAN – 0.8%
†Flytech Technology	37,680	108,413
†Hota Industrial Manufacturing	17,500	63,976
Kinik Company	48,500	75,110
Lumax International	87,400	115,490
Shih Her Technologies	85,600	89,551
†Sporton International	15,300	93,412
Taiwan Paiho	54,200	119,405
UDE Corporation	63,400	63,520

Total (Cost $867,356)		728,877

TURKEY – 0.4%
Mardin Cimento Sanayii	300,000	380,590

Total (Cost $752,323)		380,590

UNITED ARAB EMIRATES – 0.7%
Aramex	750,000	640,872

Total (Cost $652,528)		640,872

UNITED KINGDOM – 15.2%
Ashmore Group	279,000	1,053,520
†Berendsen	30,000	474,434
†BrainJuicer Group	9,400	49,392
†Character Group	11,400	78,551
Clarkson	45,600	1,510,809
†Computacenter	9,000	113,262
Consort Medical	92,500	1,574,819
†Conviviality	24,000	78,927
†Diploma	40,000	447,705
e2v technologies	150,000	497,238
Elementis	175,000	589,880
†Exova Group	175,000	373,816
†Fidessa Group	30,000	884,567
†Finsbury Food Group	45,500	75,795
Hargreaves Services	11,000	41,981
†ITE Group	250,000	581,054
Jupiter Fund Management	108,000	714,069
Mattioli Woods	8,900	84,486
Norcros	54,360	160,559
Pendragon	144,600	99,534
†Polypipe Group	117,000	601,793
†Real Estate Investors	71,700	73,976
Rotork	89,000	239,307
Senior	130,000	439,847
Spirax-Sarco Engineering	28,989	1,396,487
†Stallergenes Greer [1]	10,800	375,538
Trifast	82,700	152,276
†Vertu Motors	66,300	75,249
†Victrex	18,000	475,019
†Xaar	65,000	402,473
†Zeal Network	2,500	105,641

Total (Cost $14,984,922)		13,822,004

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 17

Royce Global Value Trust	December 31, 2015

Schedule of Investments (continued)
	SHARES	VALUE

UNITED STATES – 12.7%
Brooks Automation [2]	18,100	$193,308
†Century Casinos [1]	2,900	22,562
Commercial Metals [2]	42,000	574,980
Diebold [2,4]	28,800	866,592
Diodes [1,2,4]	20,500	471,090
EnerSys [2]	11,000	615,230
Expeditors International of Washington [2]	10,000	451,000
Fairchild Semiconductor International [1,2]	24,600	509,466
†FLIR Systems	14,100	395,787
Greif Cl. A	8,700	268,047
Hallador Energy [2]	18,600	84,816
Innospec [2,4]	12,457	676,540
KBR [2]	59,200	1,001,664
†Kirby Corporation [1]	8,900	468,318
Nanometrics [1,2,4]	44,500	673,730
†National Instruments	19,000	545,110
Quaker Chemical [2]	8,400	648,984
Rogers Corporation [1,2,4]	6,000	309,420
Schnitzer Steel Industries Cl. A [2]	19,100	274,467
SEACOR Holdings [1,2,4]	6,000	315,360
†SEI Investments [2]	15,000	786,000
Sensient Technologies [2,4]	9,500	596,790
Sun Hydraulics [2]	15,139	480,360
Tennant Company [2]	6,200	348,812

Total (Cost $13,085,342)		11,578,433

TOTAL COMMON STOCKS

(Cost $104,727,594)		97,583,938

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $1,703,006 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 7/31/20, valued at $1,737,169)

(Cost $1,703,000)		1,703,000

TOTAL INVESTMENTS – 108.9%

(Cost $106,430,594)		99,286,938

LIABILITIES LESS CASH AND OTHER ASSETS – (8.9)%		(8,113,378)

NET ASSETS – 100.0%		$91,173,560

†	New additions in 2015.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2015. Total market value of pledged securities at December 31, 2015, was $12,402,589.

[3]
A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	At December 31, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $3,933,961.
Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.
Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $108,211,627. At December 31, 2015, net unrealized depreciation for all securities was $8,924,689, consisting of aggregate gross unrealized appreciation of $7,516,891 and aggregate gross unrealized depreciation of $16,441,580. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

18 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	December 31, 2015

Statement of Assets and Liabilities

ASSETS:
Investments at value	$97,583,938

Repurchase agreements (at cost and value)	1,703,000

Cash and foreign currency	4,162

Receivable for investments sold	628,783

Receivable for dividends and interest	160,417

Prepaid expenses and other assets	42,990

Total Assets	100,123,290

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	755,165

Payable for investment advisory fee	97,446

Payable for directors’ fees	9,953

Payable for interest expense	692

Accrued expenses	68,933

Deferred capital gains tax	17,541

Total Liabilities	8,949,730

Net Assets	$91,173,560

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,344,899 shares outstanding (150,000,000 shares authorized)	$116,929,670

Undistributed net investment income (loss)	(224,615)

Accumulated net realized gain (loss) on investments and foreign currency	(18,359,656)

Net unrealized appreciation (depreciation) on investments and foreign currency	(7,171,839)

Net Assets (net asset value per share - $8.81)	$91,173,560

Investments at identified cost	$104,727,594

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 19

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/15	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$985,324	$1,335,060

Net realized gain (loss) on investments and foreign currency	(11,820,601)	(6,230,541)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,399,963	(1,573,933)

Net increase (decrease) in net assets from investment operations	(3,435,314)	(6,469,414)

DISTRIBUTIONS:
Net investment income	(1,029,597)	(1,533,038)

Net realized gain on investments and foreign currency	–	–

Total distributions	(1,029,597)	(1,533,038)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	353,733	603,492

Total capital stock transactions	353,733	603,492

Net Increase (Decrease) In Net Assets	(4,111,178)	(7,398,960)

NET ASSETS:

Beginning of year	95,284,738	102,683,698

End of year (including undistributed net investment income (loss) of $(224,615) at 12/31/15 and $(199,302) at 12/31/14)	$91,173,560	$95,284,738

20 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2015

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,827,456

Foreign withholding tax	(230,967)

Interest	29

Rehypothecation income	2,675

Securities lending	247

Total income	2,599,440

EXPENSES:

Investment advisory fees	1,198,138

Custody and transfer agent fees	115,281

Interest expense	98,993

Stockholder reports	84,590

Professional fees	37,180

Directors’ fees	29,648

Administrative and office facilities	15,090

Other expenses	35,196

Total expenses	1,614,116

Net investment income (loss)	985,324

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(11,798,475)

Foreign currency transactions	(22,126)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	7,425,832

Other assets and liabilities denominated in foreign currency	(25,869)

Net realized and unrealized gain (loss) on investments and foreign currency	(4,420,638)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(3,435,314)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 21

Royce Global Value Trust	Year Ended December 31, 2015

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(3,435,314)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:

Purchases of long-term investments	(71,402,917)

Proceeds from sales and maturities of long-term investments	65,164,724

Net purchases, sales and maturities of short-term investments	(1,703,000)

Net (increase) decrease in dividends and interest receivable and other assets	(47,563)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	24,832

Net change in unrealized appreciation (depreciation) on investments	(7,425,832)

Net realized gain (loss) on investments and foreign currency	11,820,601

Net cash used for operating activities	(7,004,469)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	8,000,000

Distributions	(1,029,597)

Reinvestment of distributions	353,733

Net cash provided by financing activities	7,324,136

INCREASE (DECREASE) IN CASH:	319,667

Cash and foreign currency at beginning of year	(315,505)

Cash and foreign currency at end of year	$4,162

22 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED		PERIOD ENDED

	12/31/15	12/31/14	12/31/13[1]

Net Asset Value, Beginning of Period	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.10	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.43)	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	(0.33)	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	(0.10)	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–

Total distributions	(0.10)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.01)	–

Total capital stock transactions	(0.01)	(0.01)	–

Net Asset Value, End of Period	$8.81	$9.25	$10.05

Market Value, End of Period	$7.45	$8.04	$8.89

TOTAL RETURN: [2]
Net Asset Value	(3.44)%	(6.23)%	2.76	% [3]
Market Value	(6.06)%	(7.86)%	(0.95	)% [3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%	1.25%	1.25	% [4]

Other operating expenses	0.43%	0.24%	0.37	% [4]

Total expenses (net)	1.68%	1.49%	1.62	% [4]

Expenses excluding interest expense	1.58%	1.49%	1.62	% [4]

Expenses prior to balance credits	1.68%	1.49%	1.62	% [4]

Net investment income (loss)	1.03%	1.30%	(0.13	)% [4]

SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$91,174	$95,285	$102,684

Portfolio Turnover Rate	65%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1240%

Asset coverage per $1,000	12,397

[1]	The Fund commenced operations on October 18, 2013.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 23

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies
Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$21,678,424	$75,886,804	$18,710	$97,583,938

Cash Equivalents	–	1,703,000	–	1,703,000

For the year ended December 31, 2015, certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $42,260 were transferred from Level 2 to Level 1 and securities valued at $18,710 were transferred from Level 2 to Level 3 within the fair value hierarchy.

24  |  2015 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

			REALIZED AND UNREALIZED
	BALANCE AS OF 12/31/14	TRANSFERS IN	GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Common Stocks	$ –	$18,710	$ –	$18,710

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
      The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2015 is overnight and continuous.

FOREIGN CURRENCY:
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
      The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. No securities were on loan at December 31, 2015.

DISTRIBUTIONS AND TAXES:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.
      The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
      The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

2015 Annual Report to Stockholders  |  25

Royce Global Value Trust

Notes to Financial Statements (continued)

EXPENSES:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
      The Fund issued 48,927 and 75,721 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2015 and December 31, 2014, respectively.

Borrowings:
      The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
       As of December 31, 2015, the Fund has outstanding borrowings of $8,000,000. During the year ended December 31, 2015, the Fund borrowed an average daily balance of $7,693,151 at a weighted average borrowing cost of 1.27%. The maximum amount outstanding during the year ended December 31, 2015 was $8,000,000. As of December 31, 2015, the aggregate value of rehypothecated securities was $3,933,961. During the year ended December 31, 2015, the Fund earned $2,675 in fees from rehypothecated securities.

Investment Advisory Agreement:
       The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Fund accrued and paid Royce investment advisory fees totaling $1,198,138.

Purchases and Sales of Investment Securities:
      For the year ended December 31, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $72,146,832 and $65,666,166, respectively.
      Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015, were as follows:

PURCHASES	SALES	REALIZED GAIN (LOSS)

$10,074,569	$1,041,581	$(148,026)

Tax Information:
      Distributions during the years ended December 31, 2015 and 2014, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2015	2014	2015	2014

$1,029,597	$1,533,038	$ –	$ –

26  |  2015 Annual Report to Stockholders

Royce Global Value Trust

Tax Information (continued):

      The tax basis components of distributable earnings at December 31, 2015, were as follows:

	UNDISTRIBUTED LONG-TERM		QUALIFIED LATE YEAR
UNDISTRIBUTED	CAPITAL GAINS OR	NET UNREALIZED	ORDINARY AND	TOTAL
ORDINARY	(CAPITAL LOSSES	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
INCOME	NOT SUBJECT TO EXPIRATION)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS

$23,117	$(16,563,303)	$(8,952,873)	$(263,051)	$(25,756,110)

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

      For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications, which relate primarily to current publicly traded partnerships, foreign currency transactions, foreign capital gains tax and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET	ACCUMULATED NET
INVESTMENT INCOME	REALIZED GAIN (LOSS)

$18,961	$(18,961)

      Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2013-2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements.

2015 Annual Report to Stockholders  |  27

Royce Global Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Royce Global Value Trust, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2014 and the financial highlights for each of the fiscal periods presented in the period ended December 31, 2014 were audited by other independent accountants whose report dated February 23, 2015 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2016

28 | 2015 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2015

Schedule of Investments
Common Stocks – 108.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.1%
AUTO COMPONENTS - 2.6%
Drew Industries [1,2]	32,800	$1,997,192
Fuel Systems Solutions [3]	86,000	420,540
Global & Yuasa Battery	50,500	1,753,292
Motorcar Parts of America [3]	45,100	1,524,831
Standard Motor Products	61,853	2,353,507

		8,049,362

DISTRIBUTORS - 1.3%
†Fenix Parts [3]	351,200	2,384,648
Weyco Group	59,600	1,594,896

		3,979,544

DIVERSIFIED CONSUMER SERVICES - 2.2%
American Public Education [3]	73,200	1,362,252
Capella Education	1,300	60,086
Collectors Universe	96,100	1,489,550
Liberty Tax Cl. A [1]	108,264	2,579,931
Lincoln Educational Services [3]	100,000	199,000
†Universal Technical Institute	270,000	1,258,200

		6,949,019

HOTELS, RESTAURANTS & LEISURE - 0.9%
†Century Casinos [3]	196,822	1,531,275
†Lindblad Expeditions Holdings [3]	122,400	1,359,864

		2,891,139

HOUSEHOLD DURABLES - 2.4%
Cavco Industries [3]	20,391	1,698,774
Ethan Allen Interiors [1]	50,100	1,393,782
Flexsteel Industries [1]	20,900	923,362
iRobot Corporation [1,2,3]	15,000	531,000
Lifetime Brands [1]	130,794	1,734,328
Stanley Furniture [3]	93,468	260,776
Universal Electronics [3]	15,100	775,385

		7,317,407

INTERNET & CATALOG RETAIL - 1.2%
Blue Nile [1,2,3]	59,400	2,205,522
FTD Companies [3]	61,500	1,609,455

		3,814,977

LEISURE PRODUCTS - 0.9%
Nautilus [3]	128,600	2,150,192
Smith & Wesson Holding Corporation [1,3]	31,700	696,766
Sturm, Ruger & Co.	1,100	65,571

		2,912,529

MEDIA - 0.7%
†New Media Investment Group	52,800	1,027,488
Rentrak Corporation [3]	24,800	1,178,744

		2,206,232

SPECIALTY RETAIL - 1.5%
Destination Maternity	245,500	2,140,760
Kirkland’s	7,900	114,550
MarineMax [3]	5,400	99,468
Shoe Carnival [1]	31,628	733,770
Stage Stores [1]	15,000	136,650
Systemax [1,2,3]	74,000	636,400
TravelCenters of America LLC [3]	2,900	27,260
West Marine [3]	86,000	730,140

		4,618,998

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Crown Crafts	135,459	1,150,047
Culp	32,900	837,963
J.G. Boswell Company [4]	2,490	1,556,250
YGM Trading	1,482,000	933,332

		4,477,592

Total (Cost $44,856,058)		47,216,799

CONSUMER STAPLES – 3.0%
BEVERAGES - 0.2%
Crimson Wine Group [3,4]	58,124	501,610

FOOD PRODUCTS - 2.8%
Binggrae [3]	18,078	1,050,086
Farmer Bros. [1,3]	45,100	1,455,377
John B. Sanfilippo & Son	21,700	1,172,451
Landec Corporation [3]	75,610	894,466
Limoneira Company	6,400	95,616
Seneca Foods Cl. A [3]	51,400	1,489,572
Seneca Foods Cl. B [3]	42,500	1,356,600
SunOpta [3]	162,081	1,108,634
Waterloo Investment Holdings [3,5]	806,207	225,738

		8,848,540

Total (Cost $6,932,220)		9,350,150

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 1.6%
Canadian Energy Services & Technology	25,000	70,102
Dawson Geophysical [3]	73,654	254,843
†Era Group [3]	212,435	2,368,650
Geospace Technologies [1,3]	9,500	133,665
Gulf Island Fabrication	103,216	1,079,639
Matrix Service [1,3]	25,300	519,662
Newpark Resources [3]	8,000	42,240
North American Energy Partners	50,000	86,500
Pioneer Energy Services [1,2,3]	57,500	124,775
Tesco Corporation [1]	58,000	419,920

		5,099,996

OIL, GAS & CONSUMABLE FUELS - 1.1%
Ardmore Shipping	15,500	197,160
†Dorchester Minerals L.P.	106,127	1,049,596
Permian Basin Royalty Trust	266,333	1,347,645
StealthGas [3]	186,085	638,272

		3,232,673

Total (Cost $13,283,624)		8,332,669

FINANCIALS – 18.6%
BANKS - 2.3%
Bank of N.T. Butterfield & Son	438,100	854,295
BCB Holdings [3]	526,221	65,939
Blue Hills Bancorp	50,000	765,500
Bryn Mawr Bank	25,000	718,000
Chemung Financial [1]	31,000	857,460
Fauquier Bankshares [1]	140,200	2,147,864
First Bancorp (The)	40,200	822,894
Peapack-Gladstone Financial	53,606	1,105,356

		7,337,308

CAPITAL MARKETS - 9.1%
ASA Gold and Precious Metals	206,150	1,478,095
BHF Kleinwort Benson Group [3]	160,000	993,482
Cowen Group [3]	100,000	383,000
Diamond Hill Investment Group [1]	11,179	2,112,831
Dundee Corporation Cl. A [3]	435,000	1,433,548

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 29

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
EQT Holdings	43,150	$643,961
Fiera Capital Cl. A	78,000	639,243
†Fifth Street Asset Management Cl. A	259,503	845,980
INTL FCStone [1,3]	41,727	1,396,185
JZ Capital Partners	247,999	1,401,518
Manning & Napier Cl. A	170,600	1,448,394
Medley Management Cl. A	153,400	872,846
MVC Capital [1]	372,400	2,744,588
Newtek Business Services	58,500	837,720
OHA Investment	204,620	777,556
Queen City Investments [4]	948	1,232,400
Silvercrest Asset Management Group Cl. A	213,600	2,539,704
Sprott	1,268,333	2,181,566
U.S. Global Investors Cl. A	646,254	756,117
Urbana Corporation	237,600	353,730
Westwood Holdings Group [1]	18,300	953,247
ZAIS Group Holdings Cl. A [1,2,3]	265,818	2,461,475

		28,487,186

CONSUMER FINANCE - 0.4%
EZCORP Cl. A [1,2,3]	201,000	1,002,990
J.G. Wentworth Company Cl. A [3]	135,000	243,000

		1,245,990

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Banca Finnat Euramerica	910,000	426,671
GAIN Capital Holdings	25,000	202,750
PICO Holdings [1,2,3]	153,700	1,586,184
Value Line	169,000	2,269,670
Warsaw Stock Exchange	52,900	484,449

		4,969,724

INSURANCE - 2.0%
†eHealth [1,2,3]	100,000	998,000
Hallmark Financial Services [3]	114,000	1,332,660
Independence Holding Company	100,080	1,386,108
State Auto Financial [1]	73,264	1,508,506
United Fire Group [1]	29,603	1,134,091

		6,359,365

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
BRT Realty Trust [3]	230,331	1,460,298

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.7%
AV Homes [3]	87,400	1,119,594
Forestar Group [1,2,3]	53,000	579,820
FRP Holdings [1,3]	83,981	2,850,315
Griffin Industrial Realty	47,746	1,245,693
Hopefluent Group Holdings	1,400,000	384,106
Marcus & Millichap [3]	1,800	52,452
Tejon Ranch [1,2,3]	112,162	2,147,902
Tejon Ranch (Warrants) [3]	13,146	92

		8,379,974

Total (Cost $67,156,570)		58,239,845

HEALTH CARE – 16.1%
BIOTECHNOLOGY - 4.1%
†Abeona Therapeutics [3]	299,643	1,006,800
Aquinox Pharmaceuticals [1,2,3]	18,622	232,403
ARIAD Pharmaceuticals [1,2,3]	114,102	713,138
†Avalanche Biotechnologies [3]	168,246	1,601,702
ChemoCentryx [3]	33,300	269,730
Fortress Biotech [3]	147,400	411,246
†Invitae Corporation [3]	144,936	1,189,925
Keryx Biopharmaceuticals [3]	271,725	1,372,211
Sangamo BioSciences [3]	191,785	1,750,997
†Stemline Therapeutics [3]	159,179	1,004,419
Zealand Pharma [3]	151,000	3,309,274

		12,861,845

HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
†Analogic Corporation	17,200	1,420,720
AngioDynamics [1,3]	106,061	1,287,580
Atrion Corporation [1]	9,760	3,720,512
Cerus Corporation [1,2,3]	140,000	884,800
Cynosure Cl. A [3]	1,500	67,005
Derma Sciences [3]	74,958	342,558
Exactech [1,2,3]	127,200	2,308,680
Inogen [3]	5,400	216,486
Invacare Corporation [1]	44,300	770,377
STRATEC Biomedical	14,000	924,724
†SurModics [3]	282,000	5,716,140
Symmetry Surgical [3]	2,975	27,370
Syneron Medical [3]	69,200	533,532
TearLab Corporation [3]	85,000	118,150
Trinity Biotech ADR Cl. A	100,500	1,181,880
Utah Medical Products	38,100	2,230,374

		21,750,888

HEALTH CARE PROVIDERS & SERVICES - 3.8%
Aceto Corporation [1]	79,600	2,147,608
Addus HomeCare [3]	29,500	686,760
CorVel Corporation [1,2,3]	40,000	1,756,800
Cross Country Healthcare [3]	175,400	2,874,806
Landauer	33,743	1,110,820
National Research Cl. A	40,033	642,129
PharMerica Corporation [1,2,3]	40,000	1,400,000
Psychemedics Corporation	37,500	380,250
U.S. Physical Therapy	12,600	676,368

		11,675,541

HEALTH CARE TECHNOLOGY - 0.1%
Vocera Communications [3]	33,100	403,820

PHARMACEUTICALS - 1.1%
Agile Therapeutics [1,2,3]	80,000	780,800
Lipocine [3]	90,467	1,169,738
Repros Therapeutics [3]	129,000	156,090
Theravance Biopharma [3]	83,509	1,368,713

		3,475,341

Total (Cost $40,357,258)		50,167,435

INDUSTRIALS – 16.1%
AEROSPACE & DEFENSE - 0.4%
CPI Aerostructures [3]	9,500	92,435
FLYHT Aerospace Solutions [3]	1,916,800	318,613
Innovative Solutions and Support [3]	142,828	394,205
SIFCO Industries [3]	45,800	435,100

		1,240,353

AIR FREIGHT & LOGISTICS - 0.2%
Frontier Services Group [3]	3,009,086	687,591

BUILDING PRODUCTS - 1.6%
AAON [1]	21,200	492,264
Apogee Enterprises	15,900	691,809
Burnham Holdings Cl. A [4]	117,000	1,924,650

30 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS (continued)
Insteel Industries	60,500	$1,265,660
Patrick Industries [3]	16,900	735,150

		5,109,533

COMMERCIAL SERVICES & SUPPLIES - 1.9%
†Atento [3]	159,501	1,553,540
CompX International Cl. A	107,500	1,225,500
Heritage-Crystal Clean [1,2,3]	235,077	2,491,816
Team [1,3]	17,500	559,300

		5,830,156

CONSTRUCTION & ENGINEERING - 3.9%
Ameresco Cl. A [3]	275,700	1,723,125
Integrated Electrical Services [3]	568,594	6,294,335
Layne Christensen [1,2,3]	50,000	263,000
MYR Group [1,2,3]	92,300	1,902,303
Northwest Pipe [3]	101,800	1,139,142
Orbit Garant Drilling [3]	1,492,500	787,400

		12,109,305

ELECTRICAL EQUIPMENT - 1.2%
Encore Wire [1]	18,400	682,456
LSI Industries	93,012	1,133,816
Orion Energy Systems [3]	170,000	368,900
Powell Industries	28,400	739,252
†Power Solutions International [1,2,3]	7,100	129,575
Preformed Line Products	17,243	725,930

		3,779,929

INDUSTRIAL CONGLOMERATES - 0.5%
Raven Industries [1]	93,400	1,457,040

MACHINERY - 3.7%
CIRCOR International [1]	1,100	46,365
Columbus McKinnon	5,300	100,170
Eastern Company (The)	39,750	745,312
Foster (L.B.) Company [1]	99,300	1,356,438
Graham Corporation [1]	81,150	1,364,943
Hurco Companies	57,266	1,520,985
Kadant	34,300	1,392,923
Luxfer Holdings ADR	59,712	587,566
NN	103,900	1,656,166
Pfeiffer Vacuum Technology	6,000	611,343
Sun Hydraulics	8,200	260,186
Tennant Company [1,2]	33,500	1,884,710
Twin Disc	7,000	73,640

		11,600,747

MARINE - 0.1%
Clarkson	13,000	430,713

PROFESSIONAL SERVICES - 1.5%
Acacia Research [1]	63,700	273,273
CBIZ [3]	47,000	463,420
Franklin Covey [3]	68,400	1,145,016
Heidrick & Struggles International	46,300	1,260,286
Kforce [1]	3,200	80,896
Mistras Group [3]	4,100	78,269
Navigant Consulting [3]	5,100	81,906
Resources Connection	20,000	326,800
RPX Corporation [3]	104,900	1,153,900

		4,863,766

ROAD & RAIL - 0.6%
Marten Transport	3,300	58,410
†Patriot Transportation Holding [1,3]	29,460	683,472
Universal Truckload Services [1]	77,600	1,089,504

		1,831,386

TRADING COMPANIES & DISTRIBUTORS - 0.3%
Houston Wire & Cable	172,075	908,556

TRANSPORTATION INFRASTRUCTURE - 0.2%
Touax [3]	53,197	578,121

Total (Cost $46,088,814)		50,427,196

INFORMATION TECHNOLOGY – 26.2%
COMMUNICATIONS EQUIPMENT - 1.6%
Alliance Fiber Optic Products [3]	72,000	1,091,520
Applied Optoelectronics [1,2,3]	7,500	128,700
Bel Fuse Cl. A	67,705	985,785
CalAmp Corporation [3]	5,500	109,615
Ceragon Networks [3]	29,700	35,937
†Clearfield [3]	78,500	1,052,685
ClearOne	25,000	323,250
Extreme Networks [3]	124,000	505,920
KVH Industries [3]	8,900	83,838
Oclaro [3]	152,300	530,004
PCTEL	34,100	155,155
Sandvine Corporation [3]	22,700	58,074

		5,060,483

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
Agilysys [3]	170,587	1,704,164
Deswell Industries	524,371	749,851
DTS [3]	73,500	1,659,630
Electro Rent	171,800	1,580,560
ePlus [3]	2,700	251,802
Fabrinet [3]	2,200	52,404
†FARO Technologies [1,2,3]	60,000	1,771,200
HollySys Automation Technologies	56,700	1,257,606
Inficon Holding	3,600	1,148,336
LRAD Corporation [3]	853,456	1,698,377
Mercury Systems [3]	47,500	872,100
Mesa Laboratories [1,2]	27,900	2,776,050
Newport Corporation [1,2,3]	204,423	3,244,193
Orbotech [1,2,3]	134,000	2,965,420
PC Connection	43,716	989,730
Perceptron [3]	8,500	66,215
Richardson Electronics	330,900	1,876,203
Rofin-Sinar Technologies [3]	85,100	2,278,978
Rogers Corporation [1,3]	1,600	82,512
Vishay Precision Group [3]	158,000	1,788,560

		28,813,891

INTERNET SOFTWARE & SERVICES - 4.8%
Actua Corporation [3]	52,096	596,499
Care.com [1,2,3]	401,654	2,875,843
†IZEA [3,4]	798,700	315,486
Marchex Cl. B	85,000	330,650
QuinStreet [3]	392,400	1,683,396
RealNetworks [3]	244,000	1,037,000
Reis	25,000	593,250
SciQuest [3]	108,000	1,400,760
†Solium Capital [3]	186,300	942,473
Stamps.com [3]	9,900	1,085,139
Support.com [3]	880,658	889,465
Textura Corporation [1,2,3]	71,600	1,545,128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES (continued)
United Online [3]	132,800	$1,565,712

		14,860,801

IT SERVICES - 2.2%
Cass Information Systems [1]	29,150	1,500,059
Computer Task Group [1]	333,633	2,208,650
Hackett Group (The)	111,100	1,785,377
Innodata [3]	437,275	1,246,234
Sykes Enterprises [3]	2,900	89,262

		6,829,582

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
Amtech Systems [3]	160,284	1,003,378
Brooks Automation [1]	131,200	1,401,216
Cascade Microtech [3]	105,200	1,709,500
GSI Technology [3]	60,000	223,200
Intermolecular [3]	240,000	556,800
IXYS Corporation	18,800	237,444
Kulicke & Soffa Industries [3]	88,000	1,026,960
MoSys [1,2,3]	402,275	438,480
Nanometrics [3]	50,800	769,112
Nova Measuring Instruments [3]	117,900	1,155,420
Photronics [3]	186,000	2,315,700
Rudolph Technologies [3]	2,900	41,238
Sigma Designs [3]	62,700	396,264
Silicon Motion Technology ADR	35,300	1,107,008
Ultra Clean Holdings [3]	57,000	291,840
Xcerra Corporation [3]	26,200	158,510

		12,832,070

SOFTWARE - 3.1%
American Software Cl. A	122,752	1,249,615
BSQUARE Corporation [3]	83,675	509,581
†Computer Modelling Group	276,500	1,794,443
Gigamon [3]	3,600	95,652
Model N [3]	95,000	1,060,200
PSI [3]	34,000	478,291
Rubicon Project [3]	60,500	995,225
SeaChange International [3]	295,300	1,990,322
TiVo [3]	151,600	1,308,308

		9,481,637

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Intevac [3]	251,700	1,185,507
Kortek	135,007	1,332,127
Silicon Graphics International [3]	106,400	627,760
TransAct Technologies	78,600	674,388

		3,819,782

Total (Cost $83,689,269)		81,698,246

MATERIALS – 5.6%
CHEMICALS - 1.3%
Balchem Corporation [1]	11,775	715,920
FutureFuel Corporation	85,262	1,151,037
Quaker Chemical [1]	27,400	2,116,924

		3,983,881

CONSTRUCTION MATERIALS - 0.7%
Ash Grove Cement [4]	8,000	1,664,000
Monarch Cement [4]	16,303	489,090

		2,153,090

CONTAINERS & PACKAGING - 0.5%
UFP Technologies [3]	62,236	1,482,461

METALS & MINING - 3.1%
Alamos Gold Cl. A	236,044	776,180
Ampco-Pittsburgh	92,252	946,506
Central Steel & Wire [4]	788	429,476
Comstock Mining [3]	938,634	375,360
Exeter Resource [3]	1,271,700	413,303
Haynes International [1]	19,000	697,110
Hecla Mining	44,518	84,139
Horsehead Holding Corporation [1,2,3]	11,900	24,395
Imdex [3]	525,666	76,137
MAG Silver [3]	96,050	678,113
Major Drilling Group International	796,857	2,522,392
Materion Corporation	50,000	1,400,000
Olympic Steel	70,000	810,600
Pretium Resources [3]	90,000	452,699
Universal Stainless & Alloy Products [3]	6,100	56,669
Victoria Gold [3]	890,000	99,696

		9,842,775

Total (Cost $18,953,830)		17,462,207

TELECOMMUNICATION SERVICES – 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
ORBCOMM [3]	45,800	331,592

Total (Cost $283,906)		331,592

UTILITIES – 0.3%
GAS UTILITIES - 0.1%
Shizuoka Gas	40,000	255,668

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Alterra Power [3]	450,000	149,599

WATER UTILITIES - 0.2%
GWR Global Water Resources	106,000	580,675

Total (Cost $936,784)		985,942

MISCELLANEOUS[6] – 4.9%

Total (Cost $16,516,798)		15,224,770

TOTAL COMMON STOCKS

(Cost $339,055,131)		339,436,851

PREFERRED STOCK - 0.4%
Seneca Foods Conv. [3,4]	45,409	1,315,499

(Cost $578,719)		1,315,499

REPURCHASE AGREEMENT– 4.6%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $14,418,048 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 7/31/20, valued at $14,708,363)

(Cost $14,418,000)		14,418,000

TOTAL INVESTMENTS – 113.7%

(Cost $354,051,850)		355,170,350

LIABILITIES LESS CASH AND OTHER ASSETS – (13.7)%		(42,763,258)

NET ASSETS – 100.0%		$312,407,092

32 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

†	New additions in 2015.
[1]	All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2015. Total market value of pledged securities at December 31, 2015, was $82,340,578.
[2]	At December 31, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $29,125,481.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	A security for which market quotations are not readily available represents 0.1% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[6]	Includes securities first acquired in 2015 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $355,802,750. At December 31, 2015, net unrealized depreciation for all securities was $632,400, consisting of aggregate gross unrealized appreciation of $64,839,661 and aggregate gross unrealized depreciation of $65,472,061. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 33

Royce Micro-Cap Trust	December 31, 2015

Statement of Assets and Liabilities

ASSETS:
Investments at value	$340,752,350

Repurchase agreements (at cost and value)	14,418,000

Cash and foreign currency	50,124

Receivable for investments sold	3,346,488

Receivable for dividends and interest	567,218

Prepaid expenses and other assets	30,554

Total Assets	359,164,734

LIABILITIES:

Revolving credit agreement	45,000,000

Payable for investments purchased	1,423,302

Payable for investment advisory fee	192,194

Payable for directors’ fees	29,609

Payable for interest expense	3,892

Accrued expenses	108,645

Total Liabilities	46,757,642

Net Assets	$312,407,092

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 36,374,786 shares outstanding (150,000,000 shares authorized)	$306,854,627

Undistributed net investment income (loss)	(116,177)

Accumulated net realized gain (loss) on investments and foreign currency	4,552,877

Net unrealized appreciation (depreciation) on investments and foreign currency	1,115,765

Net Assets (net asset value per share - $8.59)	$312,407,092

Investments at identified cost	$339,633,850

34 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/15	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$917,928	$(382,932)

Net realized gain (loss) on investments and foreign currency	21,372,239	94,504,058

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(71,062,194)	(85,903,074)

Net increase (decrease) in net assets from investment operations	(48,772,027)	8,218,052

DISTRIBUTIONS:
Net investment income	(399,672)	(1,343,094)

Net realized gain on investments and foreign currency	(43,520,307)	(89,530,419)

Total distributions	(43,919,979)	(90,873,513)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	17,611,123	37,022,256

Total capital stock transactions	17,611,123	37,022,256

Net Increase (Decrease) In Net Assets	(75,080,883)	(45,633,205)

NET ASSETS:

Beginning of year	387,487,975	433,121,180

End of year (including undistributed net investment income (loss) of $(116,177) at 12/31/15 and $(1,763,387) at 12/31/14)	$312,407,092	$387,487,975

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 35

Royce Micro-Cap Trust	Year Ended December 31, 2015

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$5,352,830

Foreign withholding tax	(90,772)

Interest	312

Rehypothecation income	258,203

Total income	5,520,573

EXPENSES:

Investment advisory fees	3,350,257

Interest expense	737,528

Stockholder reports	139,562

Custody and transfer agent fees	99,018

Directors’ fees	93,378

Administrative and office facilities	58,985

Professional fees	57,082

Other expenses	66,835

Total expenses	4,602,645

Net investment income (loss)	917,928

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	21,372,172

Foreign currency transactions	67

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(71,065,569)

Other assets and liabilities denominated in foreign currency	3,375

Net realized and unrealized gain (loss) on investments and foreign currency	(49,689,955)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(48,772,027)

36 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2015

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(48,772,027)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(146,887,346)

Proceeds from sales and maturities of long-term investments	199,467,869

Net purchases, sales and maturities of short-term investments	(11,762,000)

Net (increase) decrease in dividends and interest receivable and other assets	(232,001)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(149,031)

Net change in unrealized appreciation (depreciation) on investments	71,065,569

Net realized gain (loss) on investments and foreign currency	(21,372,239)

Net cash provided by operating activities	41,358,794

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	(15,000,000)

Distributions	(43,919,979)

Reinvestment of distributions	17,611,123

Net cash used for financing activities	(41,308,856)

INCREASE (DECREASE) IN CASH:	49,938

Cash and foreign currency at beginning of year	186

Cash and foreign currency at end of year	$50,124

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net Asset Value, Beginning of Period	$11.33	$14.12	$10.93	$9.86	$11.34

INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(0.01)	0.01	0.15	0.04

Net realized and unrealized gain (loss) on investments and foreign currency	(1.42)	0.25	4.64	1.58	(0.82)

Total investment operations	(1.39)	0.24	4.65	1.73	(0.78)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:

Net investment income	–	–	–	(0.02)	(0.02)

Net realized gain on investments and foreign currency	–	–	–	(0.09)	(0.11)

Total distributions to Preferred Stockholders	–	–	–	(0.11)	(0.13)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	(1.39)	0.24	4.65	1.62	(0.91)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(0.01)	(0.04)	(0.03)	(0.08)	(0.05)

Net realized gain on investments and foreign currency	(1.25)	(2.86)	(1.35)	(0.43)	(0.24)

Return of capital	–	–	–	–	(0.24)

Total distributions to Common Stockholders	(1.26)	(2.90)	(1.38)	(0.51)	(0.53)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.09)	(0.13)	(0.08)	(0.04)	(0.04)

Total capital stock transactions	(0.09)	(0.13)	(0.08)	(0.04)	(0.04)

Net Asset Value, End of Period	$8.59	$11.33	$14.12	$10.93	$9.86

Market Value, End of Period	$7.26	$10.08	$12.61	$9.45	$8.77

TOTAL RETURN: [1]
Net Asset Value	(11.64)%	3.46%	44.66%	17.23%	(7.69)%
Market Value	(16.06)%	3.06%	49.42%	13.95%	(4.99)%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense [2]	0.93%	0.93%	0.82%	1.12%	0.97%

Other operating expenses	0.35%	0.25%	0.29%	0.18%	0.15%

Total expenses (net) [3]	1.28%	1.18%	1.11%	1.30%	1.12%

Expenses net of fee waivers and excluding interest expense	1.08%	1.05%	0.96%	1.27%	1.12%

Expenses prior to fee waivers and balance credits	1.28%	1.18%	1.11%	1.32%	1.15%

Expenses prior to fee waivers	1.28%	1.18%	1.11%	1.32%	1.15%

Net investment income (loss)	0.26%	(0.09)%	0.08%	1.46%	0.40%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$312,407	$387,488	$433,121	$318,545	$279,292

Liquidation Value of Preferred Stock, End of Period (in thousands)					$60,000

Portfolio Turnover Rate	39%	41%	29%	28%	30%

PREFERRED STOCK:
Total shares outstanding					2,400,000

Asset coverage per share					$141.37

Liquidation preference per share					$25.00

Average month-end market value per share					$25.41

REVOLVING CREDIT AGREEMENT:
Asset coverage	794%	746%	1062%	808%

Asset coverage per $1,000	$7,942	$7,458	$10,625	$8,079

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[2]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
[3]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10% and 0.93% for the years ended December 31, 2012 and 2011, respectively.

38 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$313,789,996	$25,421,117	$225,738	$339,436,851

Preferred Stocks	–	1,315,499	–	1,315,499

Cash Equivalents	–	14,418,000	–	14,418,000

For the year ended December 31, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $643,961 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2015 Annual Report to Stockholders | 39

Royce Micro-Cap Trust
Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

			REALIZED AND UNREALIZED
	BALANCE AS OF 12/31/14	SALES	GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Common Stocks	$325,702	$1	$(99,963)	$225,738

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/15	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT [1]

Common Stocks	$225,738	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
    The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2015 is overnight and continuous.

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
    The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

40 | 2015 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 2,189,322 and 3,505,620 shares of Common Stock as reinvestment of distributions for years ended December 31, 2015 and December 31, 2014, respectively.

Borrowings:
    The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

     As of December 31, 2015, the Fund has outstanding borrowings of $45,000,000. During the year ended December 31, 2015, the Fund borrowed an average daily balance of $57,698,630 at a weighted average borrowing cost of 1.26%. The maximum amount outstanding during the year ended December 31, 2015 was $60,000,000. As of December 31, 2015, the aggregate value of rehypothecated securities was $29,125,481. During the year ended December 31, 2015, the Fund earned $258,203 in fees from rehypothecated securities.

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock through October 31, 2015, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12

2015 Annual Report to Stockholders | 41

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):
of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

    For the twelve rolling 36-month periods in 2015, the Fund’s investment performance ranged from 1% to 10% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,847,073 and a net downward adjustment of $496,816 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2015, the Fund accrued and paid Royce investment advisory fees totaling $3,350,257.

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $146,797,402 and $180,593,359, respectively.
    Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015, were as follows:

PURCHASES	SALES	REALIZED GAIN (LOSS)

$27,582,337	$3,448,609	$(1,067,717)

Tax Information:
Distributions during the years ended December 31, 2015 and 2014, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2015	2014	2015	2014

$7,501,533	$15,250,124	$36,418,446	$75,623,389

    The tax basis components of distributable earnings at December 31, 2015, were as follows:

	UNDISTRIBUTED LONG-TERM		QUALIFIED LATE YEAR
UNDISTRIBUTED	CAPITAL GAINS OR	NET UNREALIZED	ORDINARY AND	TOTAL
ORDINARY	(CAPITAL LOSSES	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
INCOME	NOT SUBJECT TO EXPIRATION)	(DEPRECIATION) [1]	DEFERRALS [2]	EARNINGS

$510,737	$6,312,289	$(635,134)	$(635,427)	$5,552,465

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

    For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications, which relate primarily to current investments in publicly traded partnerships and Trusts, foreign currency transactions, dividend redesignations and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET	ACCUMULATED NET
INVESTMENT INCOME	REALIZED GAIN (LOSS)	PAID-IN CAPITAL

$1,128,953	$(684,544)	$(444,409)

    Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2012-2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements.

42 | 2015 Annual Report to Stockholders

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2014 and the financial highlights for each of the fiscal periods presented in the period ended December 31, 2014 were audited by other independent accountants whose report dated February 23, 2015 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2016

2015 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments
Common Stocks – 105.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.6%
AUTO COMPONENTS - 1.4%
Drew Industries	94,616	$5,761,168
Gentex Corporation	302,970	4,850,550
Global & Yuasa Battery	28,500	989,481
MRF	800	482,523
Selamat Sempurna	1,816,700	627,466
Standard Motor Products	50,391	1,917,378

		14,628,566

AUTOMOBILES - 1.3%
Thor Industries [1]	168,010	9,433,761
Winnebago Industries	211,400	4,206,860

		13,640,621

DISTRIBUTORS - 1.1%
Core-Mark Holding Company	115,200	9,439,488
Weyco Group	97,992	2,622,266

		12,061,754

DIVERSIFIED CONSUMER SERVICES - 1.7%
American Public Education [2]	39,400	733,234
Collectors Universe	62,400	967,200
DeVry Education Group	52,054	1,317,487
†Liberty Tax Cl. A	144,740	3,449,154
†LifeLock [1,2,3]	142,000	2,037,700
Lincoln Educational Services [2]	430,600	856,894
Regis Corporation [1,2]	210,400	2,977,160
Sotheby’s	138,200	3,560,032
Universal Technical Institute	534,032	2,488,589

		18,387,450

HOTELS, RESTAURANTS & LEISURE - 0.2%
Century Casinos [2]	183,160	1,424,985
Thomas Cook (India)	120,000	369,030
Tropicana Entertainment [2,4]	16,100	272,895

		2,066,910

HOUSEHOLD DURABLES - 2.2%
Ethan Allen Interiors	288,700	8,031,634
Flexsteel Industries	18,500	817,330
Harman International Industries	28,600	2,694,406
Mohawk Industries [1,2]	22,400	4,242,336
Natuzzi ADR [2]	2,096,300	3,375,043
NVR [2]	660	1,084,380
Samson Holding	2,500,000	308,752
Stanley Furniture [2,5]	1,012,235	2,824,136

		23,378,017

INTERNET & CATALOG RETAIL - 0.3%
Blue Nile [2]	53,500	1,986,455
Manutan International	12,200	649,706

		2,636,161

LEISURE PRODUCTS - 1.1%
LeapFrog Enterprises Cl. A [2]	162,000	115,020
Nautilus [2]	656,600	10,978,352
Shimano	3,500	536,065

		11,629,437

MEDIA - 0.9%
E.W. Scripps Company Cl. A	139,260	2,645,940
Harte-Hanks	136,730	443,005
McClatchy Company (The) Cl. A [2]	557,400	674,454
New Media Investment Group	46,800	910,728
Pico Far East Holdings	3,484,400	944,189
Rentrak Corporation [2]	15,400	731,962
T4F Entretenimento [2]	263,617	206,386
Technicolor	30,000	242,759
Television Broadcasts	58,400	239,998
Wiley (John) & Sons Cl. A	55,980	2,520,779

		9,560,200

MULTILINE RETAIL - 0.0%
New World Department Store China	1,447,500	220,136
Parkson Retail Asia	345,800	64,629

		284,765

SPECIALTY RETAIL - 1.4%
Buckle (The) [1]	130,595	4,019,714
Destination Maternity	420,376	3,665,679
Genesco [2]	57,115	3,245,846
I.T	1,127,000	298,322
Oriental Watch Holdings	967,900	142,138
Systemax [2]	194,000	1,668,400
TravelCenters of America LLC [2]	62,500	587,500
USS	35,000	526,598
West Marine [2]	131,100	1,113,039

		15,267,236

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Crown Crafts	118,041	1,002,168
Culp	29,400	748,818
J.G. Boswell Company [4]	3,940	2,462,500
Kewal Kiran Clothing	2,000	66,357
Movado Group	79,161	2,035,229
Pacific Textiles Holdings	350,000	540,160
Stella International Holdings	150,000	371,102
Van de Velde	10,000	681,713
Wolverine World Wide [1]	148,500	2,481,435
YGM Trading	1,082,600	681,798

		11,071,280

Total (Cost $122,068,088)		134,612,397

CONSUMER STAPLES – 2.4%
BEVERAGES - 0.3%
Compania Cervecerias Unidas ADR	134,000	2,902,440

FOOD PRODUCTS - 2.0%
Alico [1]	27,000	1,044,630
Binggrae [2]	14,000	813,210
Cal-Maine Foods	88,216	4,087,929
Farmer Bros. [2]	40,000	1,290,800
Industrias Bachoco ADR	41,895	2,062,491
Sanderson Farms [1]	7,500	581,400
Seneca Foods Cl. A [2]	229,255	6,643,810
Seneca Foods Cl. B [2]	13,840	441,773
SunOpta [2]	143,559	981,943
Tootsie Roll Industries [1]	109,859	3,470,446
Waterloo Investment Holdings [2,6]	598,676	167,629

		21,586,061

PERSONAL PRODUCTS - 0.1%
Inter Parfums	5,700	135,774
Nu Skin Enterprises Cl. A [1]	31,000	1,174,590

		1,310,364

Total (Cost $22,016,530)		25,798,865

ENERGY – 3.7%
ENERGY EQUIPMENT & SERVICES - 3.1%
CARBO Ceramics [1]	53,000	911,600

44 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Ensign Energy Services	134,000	$714,693
Era Group [2]	356,000	3,969,400
Gulf Island Fabrication	32,964	344,804
Helmerich & Payne	95,660	5,122,593
ION Geophysical [2]	1,078,200	542,442
Oil States International [2]	51,233	1,396,099
Pason Systems	388,380	5,442,428
SEACOR Holdings [2]	170,469	8,959,851
TGS-NOPEC Geophysical	181,470	2,870,533
Trican Well Service [2]	897,300	415,026
Unit Corporation [2]	254,579	3,105,864

		33,795,333

OIL, GAS & CONSUMABLE FUELS - 0.6%
Green Plains	98,000	2,244,200
Permian Basin Royalty Trust	161,000	814,660
World Fuel Services	66,600	2,561,436
WPX Energy [2]	110,000	631,400

		6,251,696

Total (Cost $60,383,624)		40,047,029

FINANCIALS – 19.3%
BANKS - 2.3%
Bank of N.T. Butterfield & Son	1,784,161	3,479,114
BCB Holdings [2]	209,426	26,243
Blue Hills Bancorp	104,180	1,594,996
†Canadian Western Bank	279,500	4,722,635
Farmers & Merchants Bank of Long Beach [4]	1,200	7,488,000
Fauquier Bankshares	160,800	2,463,456
First Citizens BancShares Cl. A	17,026	4,395,602

		24,170,046

CAPITAL MARKETS - 8.8%
AllianceBernstein Holding L.P.	24,500	584,325
Ares Management L.P.	375,900	4,860,387
Artisan Partners Asset Management Cl. A	223,200	8,048,592
ASA Gold and Precious Metals	324,821	2,328,967
Ashmore Group	1,144,000	4,319,809
Azimut Holding	17,500	432,026
BHF Kleinwort Benson Group [2]	148,761	923,697
CETIP - Mercados Organizados	430,000	4,060,936
Citadel Capital [2]	11,799,921	2,396,137
Cowen Group [2]	250,824	960,656
Dundee Corporation Cl. A [2]	1,079,900	3,558,823
Eaton Vance [1]	40,500	1,313,415
Edmond de Rothschild (Suisse)	133	2,204,273
Federated Investors Cl. B	334,390	9,580,274
GAMCO Investors Cl. A	20,200	627,008
GCA Savvian	11,513	117,681
Jupiter Fund Management	230,000	1,520,704
Lazard Cl. A	87,435	3,935,449
Manning & Napier Cl. A	465,492	3,952,027
Medley Management Cl. A	109,500	623,055
mutares	9,266	177,241
MVC Capital	324,200	2,389,354
Newtek Business Services	65,900	943,688
Partners Group Holding	1,075	385,963
Rothschild & Co	196,893	5,025,022
SEI Investments	198,905	10,422,622
Sprott	590,000	1,014,815
U.S. Global Investors Cl. A	520,551	609,045
Value Partners Group	5,453,000	6,299,687
Virtus Investment Partners	24,920	2,927,103
VZ Holding	2,000	588,945
Westwood Holdings Group	54,573	2,842,708
ZAIS Group Holdings Cl. A [1,2]	492,300	4,558,698

		94,533,132

CONSUMER FINANCE - 0.1%
EZCORP Cl. A [2]	213,000	1,062,870

DIVERSIFIED FINANCIAL SERVICES - 2.5%
Banca Finnat Euramerica	500,000	234,435
First Pacific	1,020,000	675,631
MarketAxess Holdings	90,000	10,043,100
Morningstar	84,600	6,802,686
PICO Holdings [2]	409,400	4,225,008
Sofina	19,698	2,210,780
TMX Group	91,000	2,353,754

		26,545,394

INSURANCE - 2.1%
Alleghany Corporation [2]	2,709	1,294,712
Atlas Financial Holdings [2]	9,500	189,050
eHealth [2]	20,000	199,600
E-L Financial	16,500	8,299,487
Erie Indemnity Cl. A	25,000	2,391,000
Greenlight Capital Re Cl. A [2]	240,561	4,500,896
Independence Holding Company	332,964	4,611,551
ProAssurance Corporation	17,139	831,756
†WMIH [2]	77,742	201,352

		22,519,404

INVESTMENT COMPANIES - 0.3%
RIT Capital Partners	130,500	3,231,286

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
AV Homes [2]	66,100	846,741
Forestar Group [2]	122,000	1,334,680
FRP Holdings [2]	212,958	7,227,794
Kennedy-Wilson Holdings	101,300	2,439,304
Marcus & Millichap [2]	41,680	1,214,555
St. Joe Company (The) [2]	177,000	3,276,270
Sun Frontier Fudousan	17,600	128,954
Tejon Ranch [2]	358,000	6,855,700
Tejon Ranch (Warrants) [2]	96,561	676

		23,324,674

THRIFTS & MORTGAGE FINANCE - 1.0%
Genworth MI Canada	284,395	5,467,159
Timberland Bancorp [5]	444,200	5,512,522
Vestin Realty Mortgage II [2]	53,557	139,248

		11,118,929

Total (Cost $208,767,123)		206,505,735

HEALTH CARE – 5.2%
BIOTECHNOLOGY - 0.9%
ARIAD Pharmaceuticals [1,2,3]	140,000	875,000
Keryx Biopharmaceuticals [2]	70,000	353,500
Myriad Genetics [1,2]	7,973	344,115
Sangamo BioSciences [2]	120,315	1,098,476
Zealand Pharma [2]	334,307	7,326,579

		9,997,670

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Analogic Corporation	53,335	$4,405,471
Atrion Corporation [1]	17,079	6,510,515
bioMerieux	4,000	477,001
Cerus Corporation [2]	156,600	989,712
Derma Sciences [2]	87,142	398,239
DiaSorin	7,000	366,050
IDEXX Laboratories [1,2,3]	114,822	8,372,820
Invacare Corporation	38,900	676,471
Trinity Biotech ADR Cl. A	82,800	973,728

		23,170,007

HEALTH CARE PROVIDERS & SERVICES - 0.3%
Aceto Corporation	42,255	1,140,040
Addus HomeCare [2]	22,200	516,816
Landauer	50,000	1,646,000

		3,302,856

HEALTH CARE TECHNOLOGY - 0.2%
Medidata Solutions [2]	40,000	1,971,600

LIFE SCIENCES TOOLS & SERVICES - 1.1%
Bio-Rad Laboratories Cl. A [2]	19,858	2,753,510
Bio-Techne	58,743	5,286,870
PAREXEL International [2]	56,600	3,855,592

		11,895,972

PHARMACEUTICALS - 0.5%
Lipocine [2]	55,866	722,347
Medicines Company (The) [2]	58,000	2,165,720
Theravance Biopharma [2]	63,291	1,037,340
Vetoquinol	10,000	428,199
Virbac	3,000	714,931

		5,068,537

Total (Cost $36,084,199)		55,406,642

INDUSTRIALS – 28.1%
AEROSPACE & DEFENSE - 1.8%
Ducommun [2]	117,200	1,900,984
FLYHT Aerospace Solutions [2]	1,683,400	279,816
HEICO Corporation	140,338	7,628,774
HEICO Corporation Cl. A	80,808	3,975,754
Hexcel Corporation	47,500	2,206,375
Magellan Aerospace	122,779	1,428,591
Teledyne Technologies [2]	20,600	1,827,220

		19,247,514

AIR FREIGHT & LOGISTICS - 2.0%
Expeditors International of Washington	158,900	7,166,390
Forward Air	209,750	9,021,347
Hub Group Cl. A [1,2,3]	149,400	4,922,730

		21,110,467

BUILDING PRODUCTS - 0.8%
American Woodmark [2]	89,635	7,169,007
Burnham Holdings Cl. B [4]	36,000	592,200
Patrick Industries [2]	14,750	641,625
Polypipe Group	103,000	529,783

		8,932,615

COMMERCIAL SERVICES & SUPPLIES - 2.8%
Atento [2]	159,200	1,550,608
Brady Corporation Cl. A	45,900	1,054,782
CompX International Cl. A	211,100	2,406,540
Copart [2]	178,360	6,779,464
dorma+kaba Holding	600	407,097
Heritage-Crystal Clean [2]	152,527	1,616,786
InnerWorkings [2]	114,000	855,000
Kimball International Cl. B	286,180	2,795,979
Ritchie Bros. Auctioneers	401,794	9,687,253
Societe BIC	2,000	329,082
Steelcase Cl. A	155,330	2,314,417

		29,797,008

CONSTRUCTION & ENGINEERING - 2.6%
EMCOR Group [1,3]	134,400	6,456,576
Integrated Electrical Services [2]	677,482	7,499,726
Jacobs Engineering Group [1,2]	164,900	6,917,555
KBR	286,192	4,842,368
Northwest Pipe [2]	117,800	1,318,182
Sterling Construction [2]	212,735	1,293,429

		28,327,836

ELECTRICAL EQUIPMENT - 1.2%
AZZ	21,600	1,200,312
Franklin Electric	104,600	2,827,338
Global Power Equipment Group	631,820	2,198,734
Powell Industries	94,500	2,459,835
Preformed Line Products	91,600	3,856,360

		12,542,579

INDUSTRIAL CONGLOMERATES - 0.4%
A. Soriano	2,791,000	378,430
Carlisle Companies [1]	11,400	1,011,066
Raven Industries	226,725	3,536,910

		4,926,406

MACHINERY - 10.2%
Burckhardt Compression Holding	8,400	2,575,997
Chen Hsong Holdings	1,159,000	267,690
China Metal International Holdings	554,524	169,932
CIRCOR International	104,004	4,383,769
CLARCOR	92,500	4,595,400
Columbus McKinnon	69,775	1,318,748
Deutz	115,000	460,288
Donaldson Company	193,559	5,547,401
Federal Signal	166,280	2,635,538
Graco	94,276	6,794,471
Graham Corporation	20,568	345,954
Hurco Companies	25,952	689,285
Hyster-Yale Materials Handling Cl. A	18,415	965,867
IDEX Corporation	67,400	5,163,514
John Bean Technologies	121,826	6,070,590
Kennametal	160,100	3,073,920
Lincoln Electric Holdings	61,360	3,183,970
Lindsay Corporation [1]	80,000	5,792,000
Luxfer Holdings ADR	28,100	276,504
Lydall [2]	30,680	1,088,526
Mueller Water Products Cl. A	33,600	288,960
NN	308,700	4,920,678
Nordson Corporation	24,296	1,558,588
RBC Bearings [2]	109,600	7,079,064
Semperit AG Holding	2,940	98,695
Spirax-Sarco Engineering	7,600	366,115
Sun Hydraulics	103,118	3,271,934
Tennant Company	103,900	5,845,414
Valmont Industries [1]	67,855	7,193,987
WABCO Holdings [2]	43,400	4,438,084

46 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Wabtec Corporation	83,560	$5,942,787
†Watts Water Technologies Cl. A	61,000	3,029,870
Woodward	208,400	10,349,144

		109,782,684

MARINE - 0.8%
Clarkson	198,700	6,583,284
Kirby Corporation [2]	41,100	2,162,682

		8,745,966

PROFESSIONAL SERVICES - 3.0%
Acacia Research	55,600	238,524
Advisory Board (The) [1,2,3]	150,277	7,455,242
Franklin Covey [2]	60,000	1,004,400
Heidrick & Struggles International	66,480	1,809,586
ICF International [2]	27,196	967,090
ManpowerGroup	83,858	7,068,391
On Assignment [1,2,3]	230,695	10,369,740
Robert Half International	19,032	897,168
TrueBlue [2]	70,250	1,809,640
Volt Information Sciences [2]	65,000	529,100

		32,148,881

ROAD & RAIL - 1.5%
Genesee & Wyoming Cl. A [2]	20,000	1,073,800
†Knight Transportation	122,400	2,965,752
Landstar System	118,960	6,977,004
†Saia [1,2]	141,890	3,157,052
Trancom	6,647	368,334
Universal Truckload Services	78,916	1,107,981

		15,649,923

TRADING COMPANIES & DISTRIBUTORS - 0.8%
†Houston Wire & Cable	598,871	3,162,039
Kloeckner & Co	31,300	271,976
MISUMI Group	30,000	413,129
MSC Industrial Direct Cl. A [1]	79,993	4,501,206

		8,348,350

TRANSPORTATION INFRASTRUCTURE - 0.2%
Hopewell Highway Infrastructure	1,012,000	485,075
Touax [2]	40,040	435,137
Wesco Aircraft Holdings [2]	68,400	818,748

		1,738,960

Total (Cost $210,534,829)		301,299,189

INFORMATION TECHNOLOGY – 20.7%
COMMUNICATIONS EQUIPMENT - 0.6%
ADTRAN [1,3]	259,273	4,464,681
Alliance Fiber Optic Products [2]	63,200	958,112
Bel Fuse Cl. B	30,238	522,815
Extreme Networks [2]	80,000	326,400

		6,272,008

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.8%
Agilysys [2]	165,125	1,649,599
Anixter International [1,2,3]	70,895	4,281,349
Benchmark Electronics [2]	125,500	2,594,085
Cognex Corporation [1]	166,400	5,619,328
Coherent [2]	158,536	10,322,279
Dolby Laboratories Cl. A	57,840	1,946,316
DTS [2]	225,000	5,080,500
ePlus [2]	6,800	634,168
Fabrinet [2]	46,950	1,118,349
FARO Technologies [2]	115,200	3,400,704
FEI Company	82,100	6,550,759
FLIR Systems	302,000	8,477,140
HollySys Automation Technologies	51,082	1,132,999
IPG Photonics [1,2,3]	53,890	4,804,832
Kimball Electronics [2]	214,635	2,358,839
LRAD Corporation [2]	751,544	1,495,573
Mercury Systems [2]	38,200	701,352
Methode Electronics	29,200	929,436
National Instruments	261,850	7,512,476
Newport Corporation [2]	541,000	8,585,670
Orbotech [2]	4,000	88,520
PC Connection	16,301	369,055
Perceptron [2]	357,700	2,786,483
Plexus Corporation [2]	176,100	6,149,412
Richardson Electronics	573,732	3,253,060
Rofin-Sinar Technologies [2]	226,971	6,078,283
Rogers Corporation [2]	57,066	2,942,894
TTM Technologies [1,2,3]	496,400	3,231,564
Vishay Precision Group [2]	78,826	892,310

		104,987,334

INTERNET SOFTWARE & SERVICES - 1.8%
Actua Corporation [2]	152,253	1,743,297
Care.com [2]	395,900	2,834,644
†IZEA [2,4]	701,300	277,014
j2 Global	28,610	2,355,175
QuinStreet [2]	488,232	2,094,515
RealNetworks [2]	376,750	1,601,188
Spark Networks [1,2,3]	394,100	1,517,285
Stamps.com [2]	33,600	3,682,896
Support.com [2]	1,324,295	1,337,538
Textura Corporation [2]	19,000	410,020
Tomorrow Focus [2]	44,900	173,077
United Online [2]	133,971	1,579,518

		19,606,167

IT SERVICES - 2.4%
Computer Task Group	223,700	1,480,894
Convergys Corporation [1]	121,000	3,011,690
eClerx Services	18,000	383,825
Hackett Group (The)	671,366	10,788,852
Hexaware Technologies	130,000	478,325
Innodata [2]	314,314	895,795
MAXIMUS	107,500	6,046,875
Net 1 UEPS Technologies [2]	15,000	202,650
Persistent Systems	40,000	387,854
Prodware	20,100	172,976
Sykes Enterprises [2]	24,294	747,769
TravelSky Technology	200,000	328,208
Unisys Corporation [2]	94,000	1,038,700

		25,964,413

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Amtech Systems [2]	141,471	885,609
Brooks Automation	116,100	1,239,948
Cascade Microtech [2]	61,800	1,004,250
Diodes [2]	270,850	6,224,133
Exar Corporation [2]	157,576	965,941
Intermolecular [2]	165,448	383,839
Kopin Corporation [2]	242,200	658,784

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 47

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Kulicke & Soffa Industries [2]	77,400	$903,258
MKS Instruments	170,510	6,138,360
MoSys [1,2,3]	337,000	367,330
Nanometrics [2]	166,750	2,524,595
Photronics [2]	157,700	1,963,365
Teradyne	130,000	2,687,100
Tessera Technologies	65,930	1,978,559
Ultra Clean Holdings [2]	50,300	257,536
Veeco Instruments [1,2,3]	28,300	581,848

		28,764,455

SOFTWARE - 2.5%
American Software Cl. A	88,490	900,828
ANSYS [1,2,3]	95,000	8,787,500
Blackbaud	31,400	2,068,004
Computer Modelling Group	313,200	2,032,620
Mentor Graphics	149,923	2,761,582
Model N [2]	104,000	1,160,640
Monotype Imaging Holdings	153,740	3,634,414
PSI [2]	52,500	738,537
PTC [2]	25,000	865,750
SeaChange International [2]	247,069	1,665,245
SimCorp	9,300	524,488
TiVo [2]	133,200	1,149,516
TOTVS	50,000	389,896

		26,679,020

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Diebold [1]	266,600	8,021,994
Intevac [2]	114,000	536,940
Kortek	99,000	976,842
Silicon Graphics International [2]	93,600	552,240

		10,088,016

Total (Cost $188,389,488)		222,361,413

MATERIALS – 7.6%
CHEMICALS - 2.0%
C. Uyemura & Co.	13,100	557,573
†Dyadic International [2,4]	75,000	135,000
FutureFuel Corporation	48,500	654,750
Hawkins	86,178	3,082,587
Innospec	44,838	2,435,152
Intrepid Potash [2]	356,498	1,051,669
Minerals Technologies	87,093	3,994,085
Quaker Chemical	109,669	8,473,027
Umicore	12,500	522,516
Victrex	12,000	316,680

		21,223,039

CONSTRUCTION MATERIALS - 1.0%
Ash Grove Cement Cl. B [4]	50,518	10,507,744

CONTAINERS & PACKAGING - 0.8%
Greif Cl. A	100,344	3,091,599
Mayr-Melnhof Karton	32,700	4,069,251
UFP Technologies [2]	54,709	1,303,168

		8,464,018

METALS & MINING - 3.8%
Alamos Gold Cl. A	464,366	1,526,968
Ampco-Pittsburgh	56,516	579,854
Central Steel & Wire [4]	4,862	2,649,887
Exeter Resource [2]	475,000	154,375
Franco-Nevada Corporation	108,000	4,941,000
Gold Fields ADR	865,000	2,396,050
Haynes International	113,900	4,178,991
Hecla Mining	660,000	1,247,400
Imdex [2]	700,000	101,388
Lundin Mining [2]	640,000	1,757,606
Major Drilling Group International	406,543	1,286,882
Pan American Silver	130,430	847,795
Pretium Resources [2]	246,000	1,237,378
Reliance Steel & Aluminum	171,270	9,918,246
Seabridge Gold [1,2,3]	282,000	2,337,780
Synalloy Corporation	178,800	1,230,144
Vista Gold [2]	124,000	34,038
Worthington Industries	148,000	4,460,720

		40,886,502

PAPER & FOREST PRODUCTS - 0.0%
TFS Corporation	251,185	288,330

Total (Cost $77,065,012)		81,369,633

TELECOMMUNICATION SERVICES – 0.5%
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Spok Holdings	18,595	340,661
Telephone and Data Systems	208,270	5,392,110

Total (Cost $5,721,184)		5,732,771

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	110,000	703,087
Toho Gas	60,000	387,471

		1,090,558

MULTI-UTILITIES - 0.0%
Just Energy Group [1]	20,600	146,672

Total (Cost $1,234,657)		1,237,230

MISCELLANEOUS[7] – 5.0%

Total (Cost $56,093,347)		53,074,549

TOTAL COMMON STOCKS

(Cost $988,358,081)		1,127,445,453

REPURCHASE AGREEMENT– 1.0%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $10,727,036 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 7/31/20, valued at $10,943,663)

(Cost $10,727,000)		10,727,000

TOTAL INVESTMENTS – 106.2%

(Cost $999,085,081)		1,138,172,453

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(66,137,707)

NET ASSETS – 100.0%		$1,072,034,746

48 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

†	New additions in 2015.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2015. Total market value of pledged securities at December 31, 2015, was $116,154,894.

[2]	Non-income producing.
[3]	At December 31, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $55,161,255.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
At December 31, 2015, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]
A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2015 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,001,534,253. At December 31, 2015, net unrealized appreciation for all securities was $136,638,200, consisting of aggregate gross unrealized appreciation of $278,258,206 and aggregate gross unrealized depreciation of $141,620,006. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 49

Royce Value Trust	December 31, 2015

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,119,108,795

Affiliated Companies	8,336,658

Repurchase agreements (at cost and value)	10,727,000

Cash and foreign currency	214,267

Receivable for investments sold	3,210,183

Receivable for dividends and interest	1,307,487

Prepaid expenses and other assets	552,797

Total Assets	1,143,457,187

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	562,307

Payable for investment advisory fee	493,311

Payable for directors’ fees	57,368

Payable for interest expense	6,054

Accrued expenses	252,267

Deferred capital gains tax	51,134

Total Liabilities	71,422,441

Net Assets	$1,072,034,746

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 79,051,762 shares outstanding (150,000,000 shares authorized)	$929,036,835

Undistributed net investment income (loss)	(1,047,919)

Accumulated net realized gain (loss) on investments and foreign currency	5,044,187

Net unrealized appreciation (depreciation) on investments and foreign currency	139,001,643

Net Assets (net asset value per share - $13.56)	$1,072,034,746

Investments at identified cost	$988,358,081

50 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/15	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$9,193,108	$9,123,977

Net realized gain (loss) on investments and foreign currency	43,117,817	130,855,526

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(157,435,228)	(140,388,974)

Net increase (decrease) in net assets from investment operations	(105,124,303)	(409,471)

DISTRIBUTIONS:
Net investment income	(12,151,910)	(10,008,114)

Net realized gain on investments and foreign currency	(83,306,926)	(123,263,927)

Total distributions	(95,458,836)	(133,272,041)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	40,663,247	57,806,861

Total capital stock transactions	40,663,247	57,806,861

Net Increase (Decrease) In Net Assets	(159,919,892)	(75,874,651)

NET ASSETS:

Beginning of year	1,231,954,638	1,307,829,289

End of year (including undistributed net investment income (loss) of $(1,047,919) at 12/31/15 and $2,286,303 at 12/31/14)	$1,072,034,746	$1,231,954,638

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 51

Royce Value Trust	Year Ended December 31, 2015

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$17,125,813

Affiliated Companies	137,702

Foreign withholding tax	(398,966)

Interest	44,593

Rehypothecation income	358,817

Securities lending	668

Total income	17,268,627

EXPENSES:

Investment advisory fees	5,891,150

Interest expense	899,029

Stockholder reports	430,339

Custody and transfer agent fees	233,579

Administrative and office facilities	190,523

Directors’ fees	180,221

Professional fees	113,995

Other expenses	136,775

Total expenses	8,075,611

Compensating balance credits	(92)

Net expenses	8,075,519

Net investment income (loss)	9,193,108

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	42,996,570

Foreign currency transactions	121,247

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(157,609,448)

Other assets and liabilities denominated in foreign currency	174,220

Net realized and unrealized gain (loss) on investments and foreign currency	(114,317,411)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(105,124,303)

52 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2015

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(105,124,303)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(421,650,687)

Proceeds from sales and maturities of long-term investments	448,806,816

Net purchases, sales and maturities of short-term investments	18,828,000

Net (increase) decrease in dividends and interest receivable and other assets	(321,915)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(145,507)

Net change in unrealized appreciation (depreciation) on investments	157,609,448

Net realized gain (loss) on investments and foreign currency	(43,117,817)

Net cash provided by operating activities	54,884,035

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(95,458,836)

Reinvestment of distributions	40,663,247

Net cash used for financing activities	(54,795,589)

INCREASE (DECREASE) IN CASH:	88,446

Cash and foreign currency at beginning of year	125,821

Cash and foreign currency at end of year	$214,267

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Annual Report to Stockholders | 53

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	YEARS ENDED

	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net Asset Value, Beginning of Period	$16.24	$18.17	$15.40	$14.18	$16.73

INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.12	0.12	0.23	0.10

Net realized and unrealized gain (loss) on investments and foreign currency	(1.48)	(0.13)	4.89	2.02	(1.62)

Total investment operations	(1.36)	(0.01)	5.01	2.25	(1.52)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	(0.04)	(0.03)

Net realized gain on investments and foreign currency	–	–	–	(0.13)	(0.16)

Total distributions to Preferred Stockholders	–	–	–	(0.17)	(0.19)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	(1.36)	(0.01)	5.01	2.08	(1.71)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.16)	(0.14)	(0.11)	(0.17)	(0.08)

Net realized gain on investments and foreign currency	(1.08)	(1.68)	(2.08)	(0.63)	(0.43)

Return of capital	–	–	–	–	(0.27)

Total distributions to Common Stockholders	(1.24)	(1.82)	(2.19)	(0.80)	(0.78)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.08)	(0.10)	(0.05)	(0.06)	(0.06)

Total capital stock transactions	(0.08)	(0.10)	(0.05)	(0.06)	(0.06)

Net Asset Value, End of Period	$13.56	$16.24	$18.17	$15.40	$14.18

Market Value, End of Period	$11.77	$14.33	$16.01	$13.42	$12.27

TOTAL RETURN:[1]
Net Asset Value	(8.09)%	0.78%	34.14%	15.41%	(10.06)%

Market Value	(9.59)%	0.93%	35.63%	16.22%	(10.46)%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[2]	0.50%	0.46%	0.54%	0.56%	0.86%

Other operating expenses	0.18%	0.15%	0.25%	0.15%	0.12%

Total expenses (net)[3]	0.68%	0.61%	0.79%	0.71%	0.98%

Expenses net of fee waivers and excluding interest expense	0.61%	0.55%	0.65%	0.68%	0.98%

Expenses prior to fee waivers and balance credits	0.68%	0.61%	0.79%	0.71%	0.98%

Expenses prior to fee waivers	0.68%	0.61%	0.79%	0.71%	0.98%

Net investment income (loss)	0.78%	0.72%	0.70%	1.57%	0.63%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,072,035	$1,231,955	$1,307,829	$1,082,426	$966,640

Liquidation Value of Preferred Stock, End of Period (in thousands)					$220,000

Portfolio Turnover Rate	35%	40%	33%	25%	26%

PREFERRED STOCK:
Total shares outstanding					8,800,000

Asset coverage per share					$134.88

Liquidation preference per share					$25.00

Average month-end market value per share					$25.37

REVOLVING CREDIT AGREEMENT:
Asset coverage	1631%	1860%	1289%	822%

Asset coverage per $1,000	$16,315	$18,599	$12,889	$8,216

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60% and 0.82% for the years ended December 31, 2012 and 2011, respectively.

54 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,007,975,908	$119,301,916	$167,629	$1,127,445,453

Cash Equivalents	–	10,727,000	–	10,727,000

For the year ended December 31, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $267,690 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2015 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	SALES	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Common Stocks	$ 270,001	$ 1	$(102,371)	$167,629

Preferred Stocks	1,216,350	724,062	(492,288)	–

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2015 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. No securities were on loan at December 31, 2015.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may

56 | 2015 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS (continued):
differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 3,183,214 and 3,894,284 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2015 and December 31, 2014, respectively.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of December 31, 2015, the Fund has outstanding borrowings of $70,000,000. During the year ended December 31, 2015, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.27%. The maximum amount outstanding during the year ended December 31, 2015 was $70,000,000. As of December 31, 2015, the aggregate value of rehypothecated securities was $55,161,255. During the year ended December 31, 2015, the Fund earned $358,817 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with

2015 Annual Report to Stockholders | 57

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):
such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the twelve rolling 60-month periods in 2015, the Fund’s investment performance ranged from 37% to 52% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $11,782,299 and a net downward adjustment of $5,891,149 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2015, the Fund accrued and paid Royce investment advisory fees totaling $5,891,150.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $416,979,288 and $441,694,010, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015, were as follows:

PURCHASES	SALES	REALIZED GAIN (LOSS)

$85,028,140	$44,242,674	$17,998,274

Tax Information:
Distributions during the years ended December 31, 2015 and 2014, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2015	2014	2015	2014

$16,352,099	$29,761,905	$79,106,737	$103,510,136

The tax basis components of distributable earnings at December 31, 2015, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSSES NOT SUBJECT TO EXPIRATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS

$8,993	$7,183,938	$136,552,471	$(747,491)	$142,997,911

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications, which relate primarily to current Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, dividend redesignations and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL

$(375,420)	$(18,688)	$394,108

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2012-2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements.

58 | 2015 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2015:

AFFILIATED COMPANY	SHARES 12/31/14	MARKET VALUE 12/31/14	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)	DIVIDEND INCOME	SHARES 12/31/15	MARKET VALUE 12/31/15

Stanley Furniture	1,012,235	$2,773,524	–	–	–	–	1,012,235	$2,824,136

Timberland Bancorp	444,200	4,708,520	–	–	–	$137,702	444,200	5,512,522

		$7,482,044				$137,702		$8,336,658

2015 Annual Report to Stockholders | 59

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Royce Value Trust, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2014 and the financial highlights for each of the fiscal periods presented in the period ended December 31, 2014 were audited by other independent accountants whose report dated February 23, 2015 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2016

60 | 2015 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee1, President
Age: 50 | Number of Funds Overseen: 25 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 77 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 73 | Number of Funds Overseen: 46 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 70 | Number of Funds Overseen: 46 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 57 | Number of Funds Overseen: 25 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.
Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2015 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

  This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

  The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust, and Royce Global Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2015. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

  Royce Value Trust, Royce Micro-Cap Trust, and Royce Global Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2015, filed with the Securities and Exchange Commission.

62 | 2015 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2015 Annual Report to Stockholders | 63

Results of Stockholders Meetings

Royce Value Trust, Inc.

At the 2015 Annual Meeting of Stockholders held on September 24, 2015, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	60,125,642	5,450,793

G. Peter O’Brien	60,024,887	5,551,548

David L. Meister	59,781,734	5,794,701

Royce Micro-Cap Trust, Inc.

At the 2015 Annual Meeting of Stockholders held on September 24, 2015, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	30,149,093	405,166

G. Peter O’Brien	30,006,654	547,605

David L. Meister	29,990,136	564,123

Royce Global Value Trust, Inc.

At the 2015 Annual Meeting of Stockholders held on September 24, 2015, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	8,639,282	466,513

G. Peter O’Brien	8,635,385	470,410

David L. Meister	8,576,649	529,146

64 | 2015 Annual Report to Stockholders

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $19 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and seven traders.
GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
COMPUTERSHARE Transfer Agent and Registrar Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and Funds • Fund Materials (800) 337-6923

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have approximately $111 million invested in The Royce Funds and are often among the largest individual shareholders.

roycefunds.com

Item 2. Code(s) of Ethics.  As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2015 - $43,500
Year ended December 31, 2014 - $43,500

(b)	Audit-Related Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(c)	Tax Fees:
Year ended December 31, 2015 - $7,200 - Preparation of tax returns
Year ended December 31, 2014 - $7,200 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(e)(1)           Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2015 - $7,200
Year ended December 31, 2014 - $7,200

(h)	No such services were rendered during 2015 or 2014.

Item 5. Audit Committee of Listed Registrants.  The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
Through November 6, 2015

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the oversight of the Head of Administration, a Trade Processing Assistant designated by him is responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting responsibility. Royce is not responsible for voting proxies it does not receive. The Head of Administration or his designee use Glass Lewis’ ballot reconciliation tool that is directly tied to the daily holdings provided to them by Royce. Proxies are voted electronically and hard copies of any research notes made on the proxy material are stored.

Voting of Proxies. Once proxy material has been received, it is then promptly reviewed by the designated Trade Processing Assistant to evaluate the issues presented. The Head of Administration or his designee, in consultation with a Co-Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Trade Processing Assistant has an up-to-date list of these matters at all times, including instructions from a Royce Co-Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Portfolio Managers may instruct the Head of Administration that they do not want the regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all votes, both regularly recurring and non-regularly recurring, will be obtained from such Portfolio Managers.

a.
       From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Trade Processing Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Trade Processing Assistant then presents these proposed votes to the Head of Administration, or his designee, and a Co-Chief Investment Officer. A Co-Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes including when different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both a Co-Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
       There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
       A portfolio manager may, on occasion, determine to take no action on a proxy or a specific proxy item and not submit a vote when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
       If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined for this purpose as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the oversight of the Head of Administration, or his designee, the designated Trade Processing Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Trade Processing Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Compliance Department develops and updates the list of such public companies or their known affiliates and this list is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Compliance Department by the designated Trade Processing Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Trade Processing Assistant under the supervision of the Head of Administration, maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by a Co-Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system for 7 years. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained by the Trade Processing Assistant in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:
-
The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-
Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Royce & Associates, LLC
PROXY VOTING GUIDELINES ON REGULARLY RECURRING MATTERS (revised 4/30/2015)

Initialed by Co-Chief Investment Officer

Elect Directors	For
Limit Number of Directors		For
Directors Fees, General (Foreign)	For

Ratify or appoint Accountants or Auditors	For

On positions we own less than 5% of the outstanding shares of the issuer
Where Management and the Proxy Advisor have both voted “For”

Employee/Non-employee/Director stock option (Incentive) Plans	For
Say on Pay[1]	For
Frequency of Say on Pay			Abstain

Differing Recommendations from Management and Proxy Advisor
on positions less than 5% of the outstanding shares of the issuer

Employee/Non-employee/Director stock option (Incentive) Plans			Abstain
Say on Pay			Abstain
Frequency of Say on Pay			Abstain

Limit Directors Liability			Abstain *
Eliminate Directors Liability			Abstain *

Reduce Par Value of Stock	For

Increase Authorized Shares or Shares Outstanding	For

Classified (Tiered) Board		Against
Eliminate/Declassify classified (Tiered) Board	For

Deferred Compensation Plan	For

Name Change of Company	For

Profit Sharing Plan	For

CERES (Coalition for Environmentally Responsible
Economies) or Valdez/McBride Principles		Abstain

Any Other Business		Against

Adjourn Meeting to Solicit Additional Proxies	For

Approve Profits/Dividends (Foreigns)	For

Issue Accounts & Reports (Foreigns)	For

Approve Auditors Fees	For

*except if we own 5% or more of the outstanding shares of the issuer, look at each proposal and ask PM to provide voting instructions.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2015)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1986	Chief Executive Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc., The Royce Fund, and Royce Capital Fund (collectively, “The Royce Funds”).
Chris E. Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Portfolio Manager and Senior Analyst at Royce (since 1993).
David A. Nadel	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); Director of International Research at Royce (since 2010); Portfolio Manager and Senior Analyst at Royce (since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).
Lauren A. Romeo	Assistant Portfolio Manager*	Since May 1, 2009	Assistant Portfolio of the Registrant (since May 1, 2009); Portfolio Manager and Analyst at Royce (since 2004); Portfolio Manager at Dalton, Grenier, Hartman & Maher (since 2001); an Analyst with Legg Mason Funds Management (2000-2001); and an Analyst with T. Rowe Price Group (1996-2000).
    * Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2015)

Other Accounts
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	10	10,590,228,257	2	1,384,441,392
	Private pooled investment vehicles	1	23,017,789	1	23,017,789
	Other accounts*	12	46,735,901	-	-

Chris E. Flynn
	Registered investment companies	7	5,058,411,775	2	1,384,441,392
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

David A. Nadel
	Registered investment companies	5	1,259,741,902	1	1,072,034,600
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

Lauren A. Romeo
	Registered investment companies	4	6,765,070,708	1	1,072,034,600
	Private pooled investment vehicles	2	457,744,973	-	-
	Other accounts*	-	-	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2014)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of the Registrant and RMT is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year risk and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2015 there were 425 such funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers’ overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receive variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2015)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris E. Flynn	$100,001 to $500,000
David A. Nadel	None
Lauren A. Romeo	$100,001 to $500,000

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark
President

Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.		ROYCE VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: March 2, 2016		Date: March 2, 2016